UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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Novan, Inc.
(Name of Registrant as Specified In Its Charter)

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Novan, Inc.
4105 Hopson Road
Morrisville, North Carolina
(919) 485-8080

, 2020
Dear Stockholders:
It is my pleasure to invite you to the 2020 Annual Meeting of Stockholders of Novan, Inc. In light of public health concerns regarding the novel coronavirus (COVID-19) pandemic and related travel restrictions, our board of directors has determined that it is prudent that this year’s annual meeting be held in a virtual-only format via live audio webcast. To participate in the meeting, you will need the 16-digit control number that appears on your proxy card or the instructions that accompanies your proxy materials. You will be able to attend the meeting online, vote your shares, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/NOVN2020. Please refer to the “Questions and Answers About these Proxy Materials and Voting” section of the accompanying proxy statement for detailed procedures regarding attending, submitting questions at and voting at the meeting. The meeting will be held on Tuesday, July 28, 2020, at 9:30 a.m. Eastern Time to vote upon the following matters and to transact such other business as may be properly brought before the meeting:

•	Proposal 1—Election of two Class I directors

•
Proposal 2—Amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of not less than one-for-two and not more than one-for-fifteen, with such ratio and the implementation and timing of such reverse stock split to be determined by our board of directors in its sole discretion.

•	Proposal 3—Ratification of the selection of BDO USA, LLP as independent auditors for the fiscal year ending December 31, 2020
All stockholders are invited to attend the meeting, and we hope you will be able to attend the meeting. The meeting will only be conducted via webcast; there will be no physical meeting location. Only stockholders of record at the close of business on June 11, 2020 are entitled to vote at the meeting. Whether or not you plan to attend the meeting, and regardless of the number of shares you own, it is important that your shares be represented at the meeting. Your vote is important, and we urge you to vote as promptly as possible to ensure your shares are represented at the meeting.

Sincerely,

/s/ Paula Brown Stafford
Paula Brown Stafford
President, Chief Executive Officer and Director

NOVAN, INC.
4105 Hopson Road
Morrisville, North Carolina
(919) 485-8080
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 28, 2020
Dear Stockholder:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Novan, Inc., a Delaware corporation, which will be held in a virtual-only format via live audio webcast. You can attend the meeting online, vote your shares, and submit questions by visiting www.virtualshareholdermeeting.com/NOVN2020. Be sure to have the 16-digit control number we have provided to you so that you are able to vote at the meeting. The virtual meeting will be held on Tuesday, July 28, 2020, at 9:30 a.m. Eastern Time, for the following purposes:

1.
Elect two Class I directors of Novan, Inc., each to serve a three-year term expiring at the 2023 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, or until his or her earlier death, resignation or removal.

2.
Approve the amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of not less than one-for-two and not more than one-for-fifteen, with such ratio and the implementation and timing of such reverse stock split to be determined by our board of directors in its sole discretion.

3.	Ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of Novan, Inc. for the fiscal year ending December 31, 2020.

4.	Transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice. Our board of directors recommends that you vote “FOR” the election of the director nominees listed in this proxy statement, “FOR” approval of the amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of not less than one-for-two and not more than one-for-fifteen, with such ratio and the implementation and timing of such reverse stock split to be determined by our board of directors in its sole discretion, and “FOR” ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm of Novan, Inc.
The record date for the 2020 Annual Meeting of Stockholders is June 11, 2020. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. A list of all stockholders as of the record date will be made available during the meeting at www.virtualshareholdermeeting.com/NOVN2020.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on July 28, 2020, at 9:30 a.m. Eastern Time at
www.virtualshareholdermeeting.com/NOVN2020

The proxy statement is available at http://www.proxyvote.com.

By Order of the Board of Directors

/s/ John M. Gay
John M. Gay
Corporate Secretary
Morrisville, North Carolina
, 2020

Whether or not you expect to attend the meeting, it is important that your shares be represented and voted. Please complete, date, sign and return the enclosed proxy, or vote over the telephone or over the Internet (prior to the meeting) as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote if you attend the meeting at www.virtualshareholdermeeting.com/NOVN2020 and follow the instructions for voting there. Please note, however, that, if your shares are held of record by a broker, bank or other nominee, please check the voting instructions issued by that broker, bank or nominee.

NOVAN, INC.
4105 Hopson Road
Morrisville, North Carolina
(919) 485-8080
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To be held on July 28, 2020
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the board of directors of Novan, Inc. is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders, or the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. We intend to mail these proxy materials to all stockholders of record entitled to vote at the Annual Meeting on or about , 2020. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return a proxy card, or follow the instructions described in these proxy materials to submit your proxy over the telephone or over the Internet (prior to the Annual Meeting).

As permitted by the rules of the Securities and Exchange Commission, or the SEC, we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2019 Annual Report to Stockholders, which includes our Annual Report (Amendment No.1) on Form 10-K/A for the year ended December 31, 2019, are available free of charge on our website (www.novan.com) or at www.proxyvote.com. All references in this proxy statement to “Novan,” “the Company,” “we,” “our” and “us” refer to Novan, Inc. The references to our website in this proxy statement do not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this proxy statement.
Why is the Annual Meeting being held in virtual-only format this year?
In light of public health concerns regarding the COVID-19 pandemic and related travel restrictions, our board of directors has determined that it is prudent that this year’s annual meeting be held in a virtual-only format via live audio webcast. Our board of directors has been monitoring the impact of COVID-19, including with regard to the health and well-being of our employees and stockholders, as well as the related government-imposed restrictions on travel. Hosting the annual meeting in virtual-only format helps to protect our employee and stockholders during this time. It provides easy access for stockholders and facilitates participation without the need to travel, as stockholders can virtually participate from any location around the world.
How do I attend the Annual Meeting?
Stockholders of record as of the close of business on June 11, 2020, and the general public may attend the Annual Meeting at www.virtualshareholdermeeting.com/NOVN2020. The Annual Meeting will only be conducted via webcast; there will be no physical meeting location. To participate in the Annual Meeting, stockholders will need the 16-digit control number that appears on your proxy card or the instructions that accompanied these proxy materials. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number and participate in the Annual Meeting. The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders.
The Annual Meeting will begin promptly at 9:30 a.m. Eastern Time. Online check-in will begin 15 minutes prior to the start of the Annual Meeting, and you should allow ample time for online check-in procedures. We encourage you to access the website for the Annual Meeting prior to the start time of the Annual Meeting to allow time for you to log-in and test your device’s audio system.
What if I have technical difficulties or trouble accessing the Annual Meeting website?
If you encounter any difficulty accessing the Annual Meeting or during the Annual Meeting, please call the phone number posted on the date of the Annual Meeting at www.virtualshareholdermeeting.com/NOVN2020 for general technical questions.

May stockholders ask questions at the Annual Meeting?
Yes. Stockholders will have the ability to submit questions during the Annual Meeting via the Annual Meeting website at www.virtualshareholdermeeting.com/NOVN2020. As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer all questions submitted by stockholders during the Annual Meeting which are pertinent to Novan and the Annual Meeting matters, as time permits. Detailed guidelines for submitting questions during the Annual Meeting will be available at www.virtualshareholdermeeting.com/NOVN2020. We encourage you to submit your questions in advance by visiting www.proxyvote.com. We also encourage you to read our Annual Report (Amendment No.1) on Form 10-K/A for the year ended December 31, 2019, or our Annual Report, available free of charge on our website (www.novan.com) or at www.proxyvote.com.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on June 11, 2020, will be entitled to vote at the Annual Meeting. On this record date, there were shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on June 11, 2020, your shares were registered directly in your name with Novan’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, or vote by proxy over the telephone or over the Internet (prior to the Annual Meeting) as instructed in these proxy materials, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on June 11, 2020, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Please check the voting instructions issued by that broker, bank, dealer or other agent.
What am I voting on?
There are three matters scheduled for a vote:

•
Election of two Class I directors of Novan, each to serve a three-year term expiring at the 2023 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, or until his or her earlier death, resignation or removal;

•
Approval of the amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of not less than one-for-two and not more than one-for-fifteen, with such ratio and the implementation and timing of such reverse stock split to be determined by our board of directors in its sole discretion; and

•	Ratification of the selection of BDO USA, LLP as the independent registered public accounting firm of Novan for its fiscal year ending December 31, 2020.
What if another matter is properly brought before the Annual Meeting?
Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to our board of directors or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or you may abstain from voting. The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/NOVN2020, vote by proxy using a proxy card (enclosed with mailed proxy materials) or vote over the telephone or over the Internet (prior to the Annual Meeting). Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting if you have already voted by proxy.

•
To vote during the Annual Meeting, attend the Annual Meeting at www.virtualshareholdermeeting.com/NOVN2020, and we will provide voting instructions at that link. In order to vote you will need the 16-digit control number that appears on your proxy card or the instructions that accompanied these proxy materials. Each stockholder has a unique control number so that we can ensure all voting instructions are genuine and prevent duplicative voting. Depending on the number of accounts in which you hold shares of common stock, you may receive and need to vote more than one control number.

•
To vote using the proxy card, simply complete, sign and date the proxy card (which is enclosed with these proxy materials), and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card or the instructions that accompanied these proxy materials. Your telephone vote must be received by 11:59 p.m. Eastern Time on July 27, 2020, to be counted.

•
To vote over the Internet (prior to the Annual Meeting), go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from your proxy card or the instructions that accompanied these proxy materials. Your Internet vote must be received by 11:59 p.m. Eastern Time on July 27, 2020, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials, containing voting instructions from that organization rather than from Novan. Simply complete and mail the voting instruction form or follow the voting instructions in the voting instruction form to ensure that your vote is counted. Alternatively, you may vote over the telephone or over the Internet (prior to the Annual Meeting) as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.
We provide Internet proxy voting to allow you to vote your shares online with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of June 11, 2020.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, over the telephone or over the Internet (prior to the Annual Meeting) or at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether Nasdaq deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of Nasdaq, “non-routine matters” are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation) and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 without your instructions but may vote your shares on Proposals 2 and 3.

What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “FOR” the election of our two nominees for director, “FOR” approval of the amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of not less than one-for-two and not more than one-for-fifteen, with such ratio and the implementation and timing of such reverse stock split to be determined by our board of directors in its sole discretion and “FOR” the ratification of the selection of BDO USA, LLP as the independent registered public accounting firm of Novan for its fiscal year ending December 31, 2020. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in these proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy over the telephone or over the Internet.

•	You may send a timely written notice that you are revoking your proxy to Novan’s Corporate Secretary at Novan, Inc., Attn: Corporate Secretary, 4105 Hopson Road, Morrisville, NC 27560.

•	You may attend the Annual Meeting and vote. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count votes “FOR” and “Against,” abstentions or withheld votes, and, if applicable, broker non-votes. Votes withheld on Proposals 1 and 3 will have no effect and will not be counted towards the vote for Proposals 1 and 3. Abstentions will be counted towards the vote total for Proposal 2 and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, custodian or other nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These un-voted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

Proposal Number	Proposal Description	Vote Required for Approval	Will “Abstentions” impact the outcome?	Will “Broker Non-Votes” impact the outcome?
1	Election of Directors	Nominees receiving the most “FOR” votes (1)	No, withheld votes will have no effect	No, so long as quorum exists
2
Approval of amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of not less than one-for-two and not more than one-for-fifteen, with such ratio and the implementation and timing of such reverse stock split to be determined by our board of directors in its sole discretion
		“FOR” votes from the holders of a majority of the outstanding shares entitled to vote on the proposal	Yes, same as a vote “Against”	Yes, same as a vote “Against”
3	Ratification of the selection of BDO USA, LLP as Novan’s independent registered public accounting firm for its fiscal year ending December 31, 2020	“FOR” votes from the holders of a majority in voting power of the votes cast at the meeting by the holders entitled to vote on the proposal (2)	No, withheld votes will have no effect	No, so long as quorum exists (3)

(1)
Our Amended and Restated Bylaws provide that, at any meeting of stockholders for the election of directors at which a quorum is present, the directors shall be elected by the vote of a plurality of the votes cast.

(2)
Our Amended and Restated Bylaws provide that, except as otherwise provided by our Restated Certificate of Incorporation, our Amended and Restated Bylaws, the rules or regulations of Nasdaq, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, every matter other than Proposal 1 and Proposal 2 presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon.

(3)
A broker is entitled to vote shares held on behalf of a beneficial owner on routine matters, such as the ratification of BDO USA, LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. Because brokers have discretionary authority to vote on the ratification of an independent registered public accounting firm, we do not expect any broker non-votes in connection with Proposal 3.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. Abstentions and broker non-votes will also be considered present for purposes of determining the existence of a quorum. On the record date, there were shares outstanding and entitled to vote. Thus, the holders of shares must be virtually present or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting or holders of a majority of shares virtually present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Where can I find more information about Novan?
We file periodic reports with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Our SEC filings are available from the SEC’s Internet site at www.sec.gov, which contains reports and other information regarding issuers that file electronically. Our filings with the SEC are also available without charge on our website (www.novan.com) as soon as reasonably practicable after filing.
How can I examine a list of stockholders?
Stockholders at the close of business on the record date may examine a list of all stockholders as of the record date for any purpose germane to the Annual Meeting for 10 days preceding the meeting by appointment during normal business hours at our offices at 4105 Hopson Road, Morrisville, NC 27560. If you would like to view the stockholder list, please contact our Corporate Secretary to schedule an appointment by calling (919) 485-8080 or writing to him at 4105 Hopson Road, Morrisville, NC 27560. The stockholder list will also be available electronically during the meeting at www.virtualshareholdermeeting.com/NOVN2020 when you enter the control number included on your proxy card or the instructions that accompanied these proxy materials.
How can I request a copy of proxy materials for future stockholders’ meetings?
Stockholders may request a copy of the proxy materials for future stockholders’ meetings that are held after the Annual Meeting at no charge. If you would like to place or remove such a request, please choose one of the following methods to do so: visit www.proxyvote.com, call toll-free 1-800-579-1639 or e-mail sendmaterial@proxyvote.com. If placing or removing such a request via e-mail, please send a blank e-mail with the control number included on your proxy card or the instructions that accompanied these proxy materials in the subject line. Requests, instructions and other inquiries sent to this e-mail address will not be forwarded to your investment advisor.
JOBS Act Explanatory Note
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) December 31, 2021, (ii) the last day of the fiscal year in which we have total annual gross revenues of $1.07 billion or more, (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years or (iv) the last day of the fiscal year in which we are deemed to be a large accelerated filer under the rules of the SEC.

PROPOSAL 1
ELECTION OF DIRECTORS
Our board of directors consists of six directors and is divided into three classes with staggered, three-year terms. Directors in Class I will stand for election at the Annual Meeting on July 28, 2020. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders to be held in 2021 and 2022, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the two Class I nominees named below, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2023 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.
Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.
Information about our directors, including the director nominees, their ages as of the date of the Annual Meeting, occupations and length of board service are provided in the tables below. Additional biographical descriptions are set forth in the text below the tables and include the primary individual experience, qualifications, qualities and skills of each director that led to the conclusion that such director should serve as a member of our board of directors at this time.
Nominees for Election to the Board of Directors at the Annual Meeting

Name of Director/Nominee	Age	Principal Occupation	Director Since
John Palmour, Ph.D. (1)(2)	59	Vice President and Chief Technology Officer, Wolfspeed, a Cree, Inc. company	2010
Paula Brown Stafford	56	President and Chief Executive Officer, Novan, Inc.	2017

(1)	Member of our audit committee

(2)	Member of our nominating and corporate governance committee
John Palmour has served as a member of our board of directors since 2010. Since 1987, Dr. Palmour has worked at Cree, Inc., a company he co-founded and for which he currently serves as Vice President and the Chief Technology Officer of the Wolfspeed Division. Dr. Palmour served on Cree’s board of directors from 1995 to 2010. He is currently on the board of directors of Goodzer, Inc., a privately held company focused on local services Internet advertising. We believe that Dr. Palmour’s significant experience and leadership in the technology field and the advancement of innovation to broad-scale product commercialization qualifies him to serve on our board of directors.
Paula Brown Stafford is our President and was recently appointed as our Chief Executive Officer effective February 2, 2020, after previously serving as our Chief Operating Officer from January 2019 to December 2019, and after serving as our Chief Development Officer from March 2017 to January 2019. Ms. Stafford has served as a member of our board of directors since August 2017. Prior to joining Novan, Ms. Stafford held various roles of increasing importance at Quintiles Transnational Holdings Inc. (now IQVIA Holdings Inc.), a leading multinational provider of biopharmaceutical development services and commercial outsourcing services, since 1985, including serving as President of Clinical Development from 2010 to 2015, where she was responsible for all Phase I-IV clinical development operations globally and served on the Quintiles Executive Committee. Ms. Stafford also serves as a director of Health Decisions, Inc., a contract research organization for women’s health and diagnostics, serves as an adjunct professor in Public Health Leadership at the Gillings School of Global Public Health at the University of North Carolina, Chapel Hill, and operates her own third-party consulting business. We believe that Ms. Stafford’s extensive experience and leadership in clinical research and pharmaceutical product development, along with her extensive executive experience, including her service as an executive officer of Novan, qualifies her to serve on our board of directors.

Continuing Directors

Name of Director	Age	Principal Occupation	Director Since
Class II Directors:
Robert A. Ingram (3)	77	General Partner, Hatteras Venture Advisors III, LLC	2011
Machelle Sanders (2)	57	Secretary of the N.C. Department of Administration	2017

Class III Directors:
W. Kent Geer (1)(2)	66	Managing Director—Finance and Investor Relations, Med1 Ventures, LLC	2015
Robert J. Keegan (1)(2)	73	Retired Chief Executive Officer, Goodyear Tire and Rubber Co.	2016

(1)	Member of our audit committee

(2)	Member of our compensation committee

(3)	Member of our nominating and corporate governance committee
Robert A. Ingram is the Executive Chairman of our board of directors and has served as a member of our board of directors since 2011. Since 2007, he has been a general partner at Hatteras Venture Advisors III, LLC, a venture capital firm. Prior to Hatteras Venture Advisors, Mr. Ingram held the roles of Chief Executive Officer and Chairman of the board of directors of GlaxoWellcome until his retirement in 2009 when he became the Strategic Advisor to the Chief Executive Officer, GlaxoSmithKline Plc. Mr. Ingram retired as Chairman of the board of directors of Cree, Inc., in August 2018, having served on its board of directors for 10 years. Mr. Ingram currently serves as Chairman of the board of directors of BioCryst Pharmaceuticals, Inc., HBM Healthcare Investments and Selenity Pharmaceuticals, Inc. (formerly Viamet Pharmaceuticals Inc.), a private company focused on endocrine and neurologic disorders. We believe that Mr. Ingram’s significant experience and leadership in the pharmaceutical industry qualifies him to serve as chairman of our board of directors.
Machelle Sanders joined our board of directors in September 2017 and is a seasoned executive with over 29 years of progressive pharmaceutical and biotechnology experience. Ms. Sanders is currently serving as the Secretary of the N.C. Department of Administration, appointed by Governor Roy Cooper. In the private sector, Ms. Sanders was most recently responsible for the pharmaceutical operations and technology operational strategy at Biogen, Inc., a multinational biotechnology company, as vice president of quality assurance and vice president of manufacturing and general manager from 2009 to 2015. Ms. Sanders has also held leadership positions in manufacturing, global quality assurance and quality control at Biogen, Inc., Purdue Pharmaceuticals, a pharmaceutical company, and Diosynth-Akzu Nobel, a company that develops and offers manufacturing processes for active ingredients for pharmaceutical companies. We believe that Ms. Sanders’s broad and extensive knowledge of pharmaceutical manufacturing and quality systems and leadership experience qualifies her to serve on our board of directors.
W. Kent Geer has served as a member of our board of directors since 2015 and as our Lead Independent Director since June 2017. Since 2016, Mr. Geer has served as managing director, finance and investor relations for Med1 Ventures, LLC, an early stage medical device development company. Mr. Geer was an audit partner with Ernst & Young LLP from 1989 to 2011. Beginning in 2012, Mr. Geer served as the chairman of the board of directors of PowerSecure International, Inc. until the successful sale of the company in May 2016. Mr. Geer also serves on the board of governors of North Raleigh Christian Academy. We believe that Mr. Geer’s significant experience and leadership in public accounting and the biotechnology, pharmaceutical and technology industries qualifies him to serve on our board of directors.
Robert J. Keegan has served as a member of our board of directors since 2016. Mr. Keegan held the roles of chief executive officer and chairman of the board of directors of Goodyear Tire and Rubber Co. from 2000 to 2010. Most recently, he served as the non-executive chairman of the board of directors of Xerox Corporation and was an operating partner of the San Francisco-based private equity firm Friedman, Fleischer & Lowe. From 1972 to 2000, Mr. Keegan held various marketing, financial and managerial posts at Eastman Kodak, except for a two-year period from 1995 to 1997 when he worked as an executive vice president of the Avery Dennison Corporation. Mr. Keegan serves on the board of directors of the Heart Center of Duke University and the Duke Health Board of Visitors. Mr. Keegan is a partner of L&K Properties of North Carolina, LLC. We believe that Mr. Keegan’s broad business experience, executive leadership expertise and extensive knowledge of financial and operational matters qualifies him to serve on our board of directors.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

CORPORATE GOVERNANCE MATTERS
Novan is strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of the Company. Our Corporate Governance Guidelines are available without charge on the “Corporate Governance” page of the “Investor Relations” section of our website, which may be accessed by navigating to investors.novan.com, by clicking the link under “Corporate Governance” and then by clicking on “Corporate Governance Guidelines” under “Governance Documents.” Our nominating and corporate governance committee reviews the Corporate Governance Guidelines periodically and recommends changes to our board of directors as warranted. The references to our website in this proxy statement do not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this proxy statement.
Board Leadership Structure
The leadership structure of our board of directors is currently comprised of (1) a separate chairman of our board of directors and chief executive officer, (2) a lead independent director, and (3) an independent chair for each of our three standing committees of our board of directors described below. Regularly, our nominating and corporate governance committee and our board of directors review the leadership structure of our board of directors and the Company to ensure the interests of the Company and our stockholders are best served.
Mr. Robert A. Ingram was appointed as our chairman in February 2016. The chairman has authority, among other things, to call and preside over board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to our board of directors. Accordingly, the chairman has substantial ability to shape the work of our board of directors. Our board of directors believes that separation of the positions of chairman and chief executive officer best serves the interest of the stockholders and is appropriate for Novan under the current circumstances. In particular, our board of directors has determined that the Company is best served by having Mr. Ingram hold the position of chairman of our board of directors. This determination is based in part upon the experience, leadership qualities and skills that Mr. Ingram brings to our board of directors, as detailed in the section captioned “Continuing Directors.” Our board of directors believes having Mr. Ingram serve as chairman, with his experience with the Company and with other public companies, creates an environment that is conducive to evaluation and oversight of management’s performance and maximizes the productivity of the deliberations of our board of directors. Although our board of directors believes this structure is appropriate under the present circumstances, our board of directors has not adopted a policy on whether the roles of chairman and chief executive officer should be separated or combined because our board of directors believes that there is no single best blueprint for structuring board leadership and that, as circumstances change, the optimal leadership structure may change.
W. Kent Geer serves as lead independent director. Pursuant to our Corporate Governance Guidelines, the lead independent director has broad responsibility and authority, including, but are not limited to, presiding over all meetings of our board of directors at which the chairman is not present, including any executive sessions of the independent directors, approving board meeting schedules and agendas, and acting as the liaison between the independent directors and the chief executive officer and chairman of our board of directors. Mr. Geer is an engaged and active director, who works collaboratively with Mr. Ingram and Ms. Stafford, while providing strong independent oversight.
Role of Board in Risk Oversight
The audit committee of our board of directors is primarily responsible for overseeing our risk management on behalf of our board of directors. Our audit committee receives reports from management on at least a quarterly basis regarding our assessment of risks. In addition, our audit committee reports regularly to our board of directors, which also considers our risk profile. Our audit committee and our board of directors focus on the most significant risks we face and our general risk-management strategies. While our board of directors oversees our risk management, management is responsible for day-to-day risk-management processes.
Our board of directors regularly reviews information regarding our credit, liquidity and operations, as well as risks associated with each. Each committee of our board of directors meets in executive session with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus. Our audit committee oversees management of financial risks. Our compensation committee oversees the management of risks related to our executive compensation plans and arrangements. Our nominating and corporate governance committee manages risks associated with the independence of our board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks.
Independence of Directors
Our common stock is listed on the Nasdaq Global Market. Under the listing requirements and rules of the Nasdaq Global Market, independent directors must comprise a majority of our board of directors, and each member of our audit committee, compensation committee and nominating and governance committee must be independent. Under the rules of the Nasdaq Global Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of a company’s audit committee, the company’s board of directors or any other board committee, (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that Robert A. Ingram, W. Kent Geer, Robert J. Keegan, John Palmour and Machelle Sanders do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the listing requirements and rules of the Nasdaq Global Market. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.
Our board of directors has also determined that W. Kent Geer, Robert J. Keegan and John Palmour, each of the three members of our audit committee, satisfy the independence standards for our audit committee established by applicable SEC rules and the listing standards of the Nasdaq Global Market and Rule 10A-3.
Our board of directors has also determined that Robert J. Keegan, W. Kent Geer and Machelle Sanders, each of the three members of our compensation committee, satisfy the independence standards for our compensation committee established by applicable SEC Rules and the listing standards of the Nasdaq Global Market, taking into consideration all factors specified in the applicable standards.
Our board of directors has also determined that Robert A. Ingram and John Palmour, the two members of our nominating and corporate governance committee, are independent within the meaning of the applicable listing standards of the Nasdaq Global Market.
Board Committees
Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Our board of directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Each of these committees has a charter, and the charter for each of these committees is available on our website at www.novan.com. Each committee reviews and assesses its charter periodically and recommends changes to our board of directors as warranted.
Audit Committee
Our audit committee consists of W. Kent Geer, Robert J. Keegan and John Palmour. The chair of our audit committee is W. Kent Geer, who our board of directors has determined is an “audit committee financial expert,” as that term is defined by the SEC rules implementing Section 407 of the Sarbanes-Oxley Act, and possesses financial sophistication, as defined under the listing standards of the Nasdaq Global Market. Our board of directors has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable SEC and Nasdaq requirements. To arrive at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of his experience in the corporate finance sector.

The responsibilities of our audit committee include:

•	appointing, approving the compensation of and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.
Compensation Committee
Our compensation committee consists of Robert J. Keegan, W. Kent Geer and Machelle Sanders. The chair of our compensation committee is Robert J. Keegan.
The responsibilities of our compensation committee include:

•	reviewing and approving, or recommending that our board of directors approve, the compensation of our chief executive officer and our other executive officers;

•	reviewing and recommending to our board of directors the compensation of our directors;

•	selecting independent compensation consultants and advisers and assessing whether there are any conflicts of interest with any of the committee’s compensation advisers;

•	reviewing and approving, or recommending that our board of directors approve, incentive compensation and equity plans;

•	administering incentive compensation and equity-based plans; and

•	overseeing the management of risks related to executive compensation plans.
Our compensation committee reviews and approves, or recommends for approval by our board of directors, the compensation of our chief executive officer and our other executive officers. Our compensation committee meets without the presence of executive officers when approving or deliberating on the compensation of our chief executive officer but may, in its discretion, invite our chief executive officer to be present during the approval of, or deliberations with respect to, compensation for our other executive officers. Our compensation committee also periodically reviews and makes recommendations to our board of directors regarding the compensation of our directors. Our compensation committee may form and delegate any or all of its authority to one or more subcommittees as it deems appropriate from time to time.
Our compensation committee has the authority, in its sole discretion, to retain or obtain the advice of such compensation consultants, legal counsel or other advisors as it deems necessary or appropriate. Our compensation committee has engaged an external compensation consultant, Pay Governance, to evaluate our executive compensation program and practices and to provide advice and ongoing assistance on executive compensation matters. Specifically, for the 2019 fiscal year, Pay Governance assisted the compensation committee with the following:

•	reviewing and assessing appropriate compensation levels for our chief executive officer, including contemplating the transition of our former chief executive officer; and

•
analyzing our compensation program for our board of directors, along with our ongoing compensation philosophy and equity award strategy, including identifying for discussion any potential changes or enhancements to be brought to the attention of the compensation committee.

Other than the services described above, for which we were billed a total of approximately $43,000 in 2019, Pay Governance has not provided us or our compensation committee with any other services for the year ended December 31, 2019. Representatives of Pay Governance attend regular meetings of the compensation committee, including independent director sessions from time to time without any members of management present. Pay Governance works directly with our compensation committee, and not on behalf of management, to assist the committee in satisfying its responsibilities and will undertake no projects for management without the committee’s prior approval. Our compensation committee has determined that Pay Governance does not have any conflicts of interest in advising the compensation committee under applicable SEC and Nasdaq rules and regulations.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Robert A. Ingram and John Palmour. The chair of our nominating and corporate governance committee is Robert A. Ingram. Dr. Eugene Sun served as a member of our nominating and corporate governance committee prior to stepping down from the committee in connection with his resignation from our board of directors for personal reasons effective January 29, 2020.
The responsibilities of our nominating and corporate governance committee include:

•	identifying persons qualified to become members of our board of directors;

•	recommending to our board of directors the persons to be nominated for election as directors and for appointment to each committee of our board of directors;

•	reviewing and making recommendations to our board of directors with respect to management succession planning;

•	developing and recommending to our board of directors corporate governance principles; and

•	overseeing a periodic evaluation of our board of directors.
Our nominating and corporate governance committee identifies individuals as candidates to serve on our board of directors and selects, or recommends that our board of directors select, the nominees for all directorships to be filled by our board of directors or by our stockholders at an annual or special meeting. In evaluating the suitability of individual candidates, our nominating and corporate governance committee may take into account many factors, including, among others, personal and professional integrity, ethics and values, experience in corporate management, strong finance experience, practical and mature business judgment, experience relevant to the Company’s industry, experience as a board member or executive officer of another publicly held company, relevant academic expertise or other proficiency in an area of the Company’s operations, diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members and diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience. Neither our board of directors nor our nominating and corporate governance committee has developed a policy with respect to diversity in identifying nominees for director, other than to consider diversity when assessing nominees. Our nominating and corporate governance committee evaluates each person in the context of our board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of our board of directors.
Our nominating and corporate governance committee will consider stockholder recommendations of candidates on the same basis as it considers all other candidates. Stockholder recommendations should be submitted to us under the procedures discussed in “Corporate Governance Matters—Stockholder Communications with our Board of Directors,” and should include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information and a description of the proposed nominee’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2019, Robert J. Keegan, W. Kent Geer and Machelle Sanders served on our compensation committee. None of the members of our compensation committee has ever been an officer or employee of Novan. None of the members were parties to any related party transaction with Novan during the year ended December 31, 2019. None of our executive officers serves, or has served during the last fiscal year, as a member of our board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our compensation committee.
Board and Committee Meetings and Attendance
Our board of directors and its committees meet throughout the year on a set schedule and also hold special meetings and act by written consent from time to time. During 2019:

•	our board of directors held 13 meetings;

•	our audit committee held 7 meetings;

•	our compensation committee held 5 meetings; and

•
our nominating and corporate governance committee did not meet, but the committee acted by written consent from time to time after informal discussions between committee members and our board of directors discussed nominating and corporate governance matters in executive sessions of regularly scheduled board meetings.

Each director attended at least 75% of the aggregate number of the meetings of our board of directors (held during the period of 2019 in which he or she served as a director) and the committee(s) on which he or she served (held during the period of 2019 in which he or she served on such committee(s)). We do not have a stated policy regarding director attendance at annual stockholder meetings but strongly encourage our directors to attend each such meeting. At our 2019 Annual Meeting of Stockholders, each of our directors as of that date was present.
As required under applicable Nasdaq listing standards, in 2019, Novan’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.
Stockholder Communications with our Board of Directors
Stockholders who wish to communicate with our board of directors may do so by sending written communications to our Corporate Secretary addressed as follows: Novan, Inc., Attn: Corporate Secretary, 4105 Hopson Road, Morrisville, NC 27560, or via e-mail to annualmeeting@novan.com. The communications will be reviewed by the Corporate Secretary. The Corporate Secretary will forward such communication to our board of directors or to any individual director to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and other employees. Our Code of Business Conduct and Ethics is available on the “Corporate Governance” page of the “Investor Relations” section of our website, which may be accessed by navigating to investors.novan.com, by clicking the link under “Corporate Governance” and then by clicking on “Code of Business Conduct and Ethics” under “Governance Documents.” We intend to post on our website and (if required) file on Form 8-K all disclosures that are required by applicable law, the rules of the SEC or the Nasdaq listing standards, concerning any amendment to, or waiver from, our Code of Business Conduct and Ethics.
Policy Against Hedging and Margin Transactions
Our insider trading policy provides that our employees, officers and directors may not engage in certain forms of hedging or monetization transactions (including zero-cost collars and forward sales contracts) involving the Company’s securities that allow the employee, officer or director to continue to own the securities but without the full risks and rewards of ownership. The policy also prohibits our employees, officers and directors from purchasing Company securities on margin and from pledging Company securities as collateral to secure loans, including as collateral in a margin account.

PROPOSAL 2

APPROVAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO
ALLOW OUR BOARD OF DIRECTORS TO EFFECTUATE A REVERSE STOCK SPLIT
Reasons for the Reverse Stock Split
The Company’s common stock is listed on the Nasdaq Global Market under the symbol “NOVN.” To maintain a listing on the Nasdaq Global Market, the Company must satisfy the applicable listing standards established by Nasdaq. Among other things, the Company is required to maintain a minimum bid price of $1.00 on the Nasdaq Global Market. The principal reason for the Reverse Stock Split (as defined below) is to increase the per share trading price of the Company’s common stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on the Nasdaq Global Market, although there can be no assurance that the trading price of our common stock would be maintained at such level or that we will be able to maintain the listing of our common stock on the Nasdaq Global Market.

On February 19, 2020, we received a letter from the Listing Qualifications Department of Nasdaq indicating that, for the prior 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share required for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1). In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company was provided a period of 180 calendar days, or until August 16, 2020, to regain compliance with Nasdaq Listing Rule 5450(a)(1). On April 17, 2020, the Company received a subsequent written notice from Nasdaq, indicating that Nasdaq filed an immediately effective rule change with the SEC on April 16, 2020. Pursuant to the rule change, Nasdaq tolled the compliance period for bid price and market value of publicly held shares requirements, or collectively, the Price-based Requirements, through June 30, 2020. As a result, companies presently in compliance periods for any Price-based Requirements will not be subject to being delisted for these concerns, and starting on July 1, 2020, companies will receive the balance of any compliance period in effect at the start of the tolling period to regain compliance. Accordingly, since we had 123 calendar days remaining in our compliance period as of April 16, 2020, we will, upon reinstatement of the Price-based Requirements, have 123 calendar days from July 1, 2020, or until November 2, 2020, to regain compliance.

If we are unable to regain compliance by November 2, 2020, we may be eligible for an additional 180 calendar day compliance period to demonstrate compliance with the minimum bid price requirement. To qualify, we will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Global Market, with the exception of the minimum bid price requirement, and will need to provide written notice to Nasdaq of our intention to cure the deficiency during the second compliance period. On February 19, 2020, Nasdaq also informed us that for the prior 30 consecutive business days, the market value of our listed securities had been below the minimum $50.0 million requirement for continued inclusion on the Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2)(A), which could impact our ability to qualify for the second compliance period. If we do not qualify for the second compliance period or fail to regain compliance during the second 180 calendar day period, Nasdaq will notify us of its determination to delist the common stock, at which point we would have an opportunity to appeal the delisting determination to a Nasdaq Listing Qualifications Panel.

Our board of directors has unanimously approved, and recommended that our stockholders approve, an amendment to our Restated Certificate of Incorporation, or the Certificate of Amendment, to effect a reverse stock split of our common stock, or the Reverse Stock Split, at a ratio of not less than one-for-two and not more than one-for-fifteen, with such ratio and the implementation and timing of the Reverse Stock Split to be determined by our board of directors in its sole discretion. Our board of directors deems that approval of such amendment is advisable and in the best interests of the Company and its stockholders. However, assuming the stockholders approve the proposal, the final decision of whether to proceed with the Reverse Stock Split or not, the effective date and time of the Reverse Stock Split, such time being the Effective Time, and the exact ratio of the Reverse Stock Split will be determined by our board of directors, in its sole discretion and without further action by the stockholders, in accordance with Section 242(c) of the Delaware General Corporation Law. If our board of directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

General

The Reverse Stock Split would be realized simultaneously for all outstanding common stock, and all of the shares of common stock that are issued and outstanding on the effective date of the Reverse Stock Split would be affected by the Reverse Stock Split. As of the record date, there were shares of our common stock issued and outstanding, although such number may change between now and the effective date of the Reverse Stock Split, if the Reverse Stock Split is implemented. The Reverse Stock Split would affect all holders of common stock uniformly and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock

Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split would not change the par value of our common stock and will not reduce the number of authorized shares of common stock. The Reverse Stock Split would also affect outstanding equity awards and warrants, as described in “Principal Effects of Reverse Stock Split on Outstanding Equity Awards, Warrants, and Equity Plans” below.

In the event that Nasdaq commences delisting proceedings, our common stock will trade, if at all, on the over-the-counter market, such as the OTC Bulletin Board or OTCQX or OTCQB markets, which could adversely impact us and our stockholders by, among other things, reducing the liquidity and market price of our common stock, reducing the number of investors willing to hold or acquire our common stock, limiting our ability to issue additional securities in the future and limiting our ability to fund our operations.

Given the volatility and fluctuations in the capital markets, if our share price does not appreciate prior to these deadlines to allow us to meet the minimum bid price requirement and Nasdaq’s other continued listing requirements, we believe that our best option to meet Nasdaq’s $1.00 minimum bid price requirement would be to effect the Reverse Stock Split to increase the per-share trading price of our common stock. By way of illustration, assuming a per share price of , which represents the closing price of our common Stock on the Nasdaq Global Market on the record date, immediately prior to the filing of the appropriate Certificate of Amendment, our board of directors may determine that we should effect a one-for-two or one-for-fifteen reverse stock split, with the goal of achieving a bid price of or per share, respectively. Please refer to the section entitled “Principal Effects of the Reverse Stock Split” below for more detailed examples of the effects of the range of ratios.

In addition, we believe that the low per-share market price of our common stock impairs its marketability to, and acceptance by, institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our common stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

We hope that the decrease in the number of shares of our outstanding common stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in our common stock by the financial community, business development partners and the investing public, help us attract and retain employees, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is implemented, particularly if the price per share of our common stock begins a declining trend after the Reverse Stock Split is implemented.

Our board of directors believes that stockholder adoption of a range of reverse stock split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company and its stockholders. In determining a ratio following the receipt of stockholder adoption, our board of directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;

•	the number of shares of our common stock outstanding, along with shares underlying outstanding warrants and equity awards;

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•	the continued listing requirements of Nasdaq; and

•	prevailing general market and economic conditions.

Our board of directors reserves the right not to elect to implement the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer needed to regain compliance with Nasdaq’s listing requirements or is no longer in the best interests of the Company and its stockholders.

Amendment to our Restated Certificate of Incorporation

If this proposal is approved and our board of directors decides to effectuate a Reverse Stock Split, Section A of ARTICLE IV of our Restated Certificate of Incorporation shall be amended and restated by adding the following paragraph as a new paragraph 5:

5. The issued and outstanding Common Stock of the Corporation, $0.0001 par value, shall upon the effectiveness of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation (the “Effective Time”), be deemed to be “reverse stock split,” and in furtherance thereof, there shall, after the Effective Time, be deemed to be issued and outstanding one (1) share of the Common Stock of the Corporation for and instead of each [_____] ([__]) shares of the Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time. To the extent that any stockholder shall be deemed after the Effective Time as a result of this Certificate of Amendment to own a fractional share of Common Stock, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time of this Certificate of Amendment represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

The Certificate of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Restated Certificate of Incorporation if the Reverse Stock Split is approved.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize our board of directors to implement the Reverse Stock Split and our board of directors implements the Reverse Stock Split, we will amend the existing provision of Article IV of our Restated Certificate of Incorporation in the manner set forth above.

By approving this proposal, stockholders will approve the combination of any whole number of shares of Common Stock between and including two (2) and fifteen (15), with the exact number to be determined by our board of directors, into one (1) share. Based on shares of common stock issued and outstanding as of the record date, immediately following the Reverse Stock Split, we would have approximately shares of common stock issued and outstanding if the ratio for the Reverse Stock Split is one-for-two, and shares of common stock issued and outstanding if the ratio for the Reverse Stock Split is one-for-fifteen. Any other ratio selected within such range would result in a number of shares of common stock between the range of shares of common stock noted above. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by our board of directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, our board of directors will not implement any amendment providing for a different split ratio.

As explained above, the Reverse Stock Split would be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split would affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares” below. Common stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. The Reverse Stock Split would not affect the Company’s continuing obligations under the periodic reporting requirements of the Exchange Act. Following the Reverse Stock Split, our common stock will continue to be listed on the Nasdaq Global Market, under the symbol “NOVN,” although it would receive a new CUSIP number.

Upon effectiveness of the Reverse Stock Split, the number of authorized shares of common stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including two and fifteen, depending on the exchange ratio selected by our board of directors.

The shares that are authorized but unissued after the Reverse Stock Split would be available for issuance, and, if we issue these shares, the ownership interest of holders of our common stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding, whether written or oral, at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the stockholders approve this proposal to authorize our board of directors to amend our Restated Certificate of Incorporation to implement the Reverse Stock Split, and if our board of directors believes that implementing a reverse stock split is in the best interests of the Company and its stockholders, our board of directors will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split would become effective as of the Effective Time. Our board of directors will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If our board of directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

Except as described below under the section titled “Fractional Shares,” at the Effective Time, each whole number of issued and outstanding pre-Reverse Stock Split shares that our board of directors has determined will be combined into one post-Reverse Stock Split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, and each certificate which, immediately prior to the Effective Time represented pre-Reverse Stock Split shares, will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the Effective Time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the number of pre-Reverse Stock Split shares for which each post-Reverse Stock Split share is to be exchanged, will, in lieu of a fractional share, be entitled to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Global Market on the effective date of the Certificate of Amendment.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Consequences if Stockholder Approval for Proposal Is Not Obtained

If the stockholders do not approve this proposal, our board of directors will not be able to implement the Reverse Stock Split or file the Certificate of Amendment. Unless the bid price for our common stock increases to greater than $1.00 for ten consecutive business days prior to November 2, 2020 (and at which time we are also in compliance with the other continued listing requirements, including the market value of listed securities requirement), then we will not meet the listing requirements for the Nasdaq Global Market. If compliance is not achieved by November 2, 2020, and Nasdaq does not grant us an extension, then our stock would be delisted from the Nasdaq Global Market. If we were unable to qualify for any additional compliance period, if we did not meet the listing standards for the Nasdaq Capital Market, or if we were unable to regain compliance during any such period, our common stock would likely be transferred to the OTC Bulletin Board or OTCQX or OTCQB markets.

If we fail to meet all applicable listing requirements and Nasdaq determines to delist our common stock, the delisting could adversely affect the market liquidity of our common stock and the market price of our common stock could decrease. Delisting could also adversely affect our ability to obtain financing for the continuation of our operations and/or result in the loss of confidence by investors, suppliers, commercial partners and employees. In addition, the limited number of authorized shares of our common stock that are neither outstanding nor reserved for issuance could adversely affect our ability to raise capital through equity financings.

Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split would increase the market price for our common stock. Additionally, the market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

(a)
The market price per share of our shares of common stock post-Reverse Stock Split may not remain in excess of the $1.00 minimum bid price per share as required by Nasdaq, or the Company may fail to meet the other requirements for continued listing on Nasdaq, including the minimum value of listed securities, as described above, resulting in the delisting of our common stock.

(b)
Although our board of directors believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our common stock. As a result, the trading liquidity of the shares of our common stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

(c)
A Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

(d)
The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our common stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our common stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of common stock being delisted from the Nasdaq Capital Market.

Book-Entry Shares

If the Reverse Stock Split is effectuated, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our common stock owned in book-entry form. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions regarding effecting the Reverse Stock Split, such stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Certificated Shares

As of the date of this proxy statement, certain of our shares of common stock were held in certificated form. As soon as practicable after the effective time of the Reverse Stock Split, if it is implemented, stockholders will be notified that the Reverse Stock Split has been effectuated. We expect that our transfer agent, American Stock Transfer and Trust Company, LLC, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reverse Stock Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Principal Effects of Reverse Stock Split on Outstanding Equity Awards, Warrants, and Equity Plans

As of May 27, 2020, there were:

•	outstanding stock options to purchase an aggregate of 2,039,194 shares of our common stock with a weighted average exercise price of $3.19 per share;

•	outstanding stock appreciation rights to receive an aggregate of 600,000 shares of our common stock with an exercise price of $0.82 per share; and

•	warrants to purchase an aggregate of 22,636,432 shares of our common stock with a weighted average exercise price of $2.23 per share.

When the Reverse Stock Split becomes effective, the number of shares of common stock covered by such rights will be reduced to between and including one-half and one-fifteenth the number currently covered, and the exercise or conversion price per share will be increased to between and including two and fifteen times the current exercise or conversion price, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the Reverse Stock Split.

In addition, the number of shares of common stock and number of shares of common stock subject to stock options or similar rights authorized under the Company’s equity incentive plans will be proportionately adjusted for the reverse stock split ratio, such that fewer shares will be subject to such plans. Further, the per share exercise price under such plans will be proportionately adjusted for the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split would not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged at the effective time of the Reverse Stock Split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split our board of directors decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Par Value

The proposed amendment to our Amended and Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.0001 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to our board of directors and stockholders. Other than as described in this proposal, our board of directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Certain Material United States Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to certain U.S. Holders (as defined below) of our common stock, but does not purport to be a complete analysis of all potential tax effects. This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the Code), Treasury Regulations thereunder and administrative rulings, court decisions and other legal authorities related thereto, each as in effect as of the date of this proxy statement and all of which are subject to change or differing interpretations. Any such change or differing interpretation, which may or may not be retroactive, could alter the tax consequences to the stockholders described herein. This discussion is included for general informational purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder.

The discussion below only addresses stockholders who hold our common stock as a capital asset within the meaning of Section 1221 of the Code (generally property held for investment). It does not address all aspects of U.S. federal income tax that may be relevant to a stockholder in light of such stockholder’s particular circumstances or to a stockholder subject to special rules, such as brokers or dealers in securities or foreign currencies, stockholders that are not U.S. Holders, regulated investment companies, real estate investment trusts, traders in securities who mark to market, banks, financial institutions or insurance companies, mutual funds, stockholders holding their stock through individual retirement or other tax-deferred accounts, tax-exempt organizations, stockholders holding their stock as “qualified small business stock” pursuant to Section 1202 of the Code or as Section 1244 stock for purposes of the Code, stockholders who acquired their stock in connection with the exercise of warrants, stock options or stock purchase plans or other employee plans or compensatory arrangements, stockholders whose functional currency is not the U.S. dollar, partnerships or other entities classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our common stock through such entities), stockholders who hold their stock as part of an integrated investment (including a “straddle,” a pledge against currency risk, a hedge or other “constructive” sale or “conversion” transaction) comprised of shares of our common stock and one or more other positions, stockholders who exercise dissenters’ or appraisal rights, or stockholders who may have acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code. In addition, this summary does not address any tax consequences other than certain U.S. federal income tax consequences of the Reverse Stock Split, including the tax consequences of the Reverse Stock Split under state, local or non-U.S. tax laws, or under estate, gift, excise or other non-income tax laws, the alternative minimum tax or the Medicare contribution tax on net investment income, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split) including, without limitation, the tax consequences to holders of options, warrants or similar rights to acquire our common stock.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:

•	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Our view regarding the tax consequences of the Reverse Stock Split is not binding with the Internal Revenue Service (IRS) or the courts. We have not sought, and do not intend to seek, any tax opinion from counsel or ruling from the IRS with respect to any of the statements made in this summary. There can be no assurance that the IRS will not take a position contrary to these statements or that a contrary position taken by the IRS would not be sustained by a court. Accordingly, each stockholder should consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reverse Stock Split.

STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Tax Consequences of the Reverse Stock Split

We intend to treat the Reverse Stock Split as a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of common stock (as described below). A U.S. Holder’s aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. Holder’s holding period for the shares of the common stock received should include the holding period for the shares of common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.

Cash in Lieu of Fractional Shares

A U.S. Holder who receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split is expected to recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s tax basis in the shares of common stock surrendered that is allocated to such fractional share of common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock surrendered in the Reverse Stock Split exceeds one year at the time of the Reverse Stock Split. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code.

Information Reporting and Backup Withholding

A holder of common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. To avoid backup withholding, each holder of common stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Holders of common stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER. ALL HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT THEM, INCLUDING RECORD RETENTION AND TAX-REPORTING REQUIREMENTS, AND THE APPLICABILITY AND EFFECT OF ANY FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS.

 Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the Annual Meeting. By voting in favor of this proposal, you are expressly also authorizing our board of directors to delay, not proceed with, and abandon, the Reverse Stock Split and the Certificate of Amendment if it should so decide, in its sole discretion, that such actions are in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the matter is required to approve this Proposal 2. Abstentions and broker non-votes, if any, will count as votes against this Proposal 2.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has selected BDO USA, LLP as Novan’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. BDO USA, LLP has audited Novan’s financial statements since fiscal year 2018. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
Neither Novan’s bylaws nor other governing documents or law require stockholder ratification of the selection of BDO USA, LLP as Novan’s independent registered public accounting firm. However, we are submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our audit committee will reconsider the retention of that firm. Even if the selection is ratified, our audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Novan and its stockholders.
The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of BDO USA, LLP.
We have been advised by BDO USA, LLP that it is an independent registered public accounting firm with the Public Company Accounting Oversight Board, and that it complies with the auditing, quality control and independence standards and rules of the Public Company Accounting Oversight Board.
Change in Independent Auditor
In April 2018, we, with the approval of our Audit Committee and concurrence of our board of directors, after a process to determine the audit firm that would serve as the independent registered public accounting firm for the Company, approved, approved the engagement of BDO USA, LLP to replace PricewaterhouseCoopers LLP, or PwC, as Novan’s independent registered public accounting firm beginning with the audit of Novan’s financial statements for the year ended December 31, 2018. On April 13, 2018, we notified PwC, that we had dismissed PwC as the Company’s independent registered public accounting firm. PwC had served as the Company’s auditor since 2014.
PwC’s report on our annual financial statements for the fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles; provided, however, that the report for the fiscal year ended December 31, 2017 included an explanatory paragraph related to the existence of substantial doubt about our ability to continue as a going concern.
During the fiscal years ended December 31, 2017 and December 31, 2016, and in the interim period from January 1, 2018 through April 13, 2018, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and PwC on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report prepared by PwC. Further, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).
On April 12, 2018, our audit committee approved, and our board of directors concurred with, the engagement of BDO USA, LLP as our independent registered public accounting firm to perform independent audit services, effective April 13, 2018, subject to completion of BDO USA, LLP’s standard client acceptance procedures. On April 18, 2018, BDO USA, LLP completed its procedures and accepted appointment as the Company’s independent registered public accounting firm. Neither we, nor anyone on our behalf, has consulted BDO USA, LLP regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K.
We furnished a copy of the above disclosures to PwC and to BDO USA, LLP prior to filing this proxy statement. We provided each firm with at least ten business days after its receipt of the disclosures to submit to us a brief statement to be included in this proxy statement if it believes that the statements made in the disclosures are incorrect or incomplete. We did not receive any such statement.

Principal Accountant Fees and Services
The following table represents the aggregate fees and expenses for services provided by BDO USA, LLP, our independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2018.

	Fiscal Year Ended
	2019	2018
	(in thousands)
Audit Fees (1)	$253	$257
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$253	$257

(1)
Audit fees consist of fees billed, or expected to be billed, for professional services rendered for the audit of our consolidated annual financial statements, review of the interim consolidated financial statements, the issuance of consent and comfort letters in connection with registration statement filings with the SEC and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

All fees described above were approved by our audit committee.
Pre-Approval Policies and Procedures
Our audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our audit committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of our audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.
Our audit committee has determined that the rendering of services other than audit services by BDO USA, LLP are compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1
During 2019, three independent, non-employee directors served on the audit committee: W. Kent Geer, Robert J. Keegan and John Palmour.
The principal purpose of the audit committee is to assist the board of directors in its oversight of Novan’s accounting and financial reporting processes and audits of Novan’s consolidated financial statements. The audit committee is responsible for appointing, evaluating, retaining and, when necessary, terminating our independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm.
Management is responsible for Novan’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Novan’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) to obtain reasonable assurance that Novan’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of such financial statements with accounting principles generally accepted in the United States.
In this context, the audit committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2019, with management and BDO USA, LLP. The audit committee has discussed with BDO USA, LLP the matters required to be discussed by PCAOB Auditing Standard 1301, Communications with Audit Committees. The audit committee has also received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence.
Based on its review and discussions with management and the independent registered public accounting firm, the audit committee recommended to the board of directors that the audited financial statements be included in Novan’s Annual Report (Amendment No.1) on Form 10-K/A for the fiscal year ended December 31, 2019.
Submitted by the Audit Committee
W. Kent Geer, Chair
Robert J. Keegan
John Palmour

1 The information contained in the report of Novan’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Novan under the Exchange Act or the Securities Act of 1933, as amended, or the Securities Act, unless and only to the extent that Novan specifically incorporates it by reference.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information regarding our executive officers, including their ages as of the date of the Annual Meeting:

Name	Age	Position(s)
Paula Brown Stafford	56	President, Chief Executive Officer and Director
John M. Gay	44	Vice President, Finance and Corporate Controller
For information regarding Ms. Stafford, please refer to “Proposal 1—Election of Directors,” above.
John M. Gay is currently our Vice President, Finance and Corporate Controller and serves as our Principal Financial Officer and Corporate Secretary. He joined Novan in May of 2018 and previously held the position of Senior Director of Finance and Corporate Controller until his promotion to his current role in January 2019. Prior to Novan, Mr. Gay held previous director positions, including Director of SEC Reporting, with Valassis Digital and MaxPoint Inc., from May 2014 to April 2018. Mr. Gay also served as Corporate Controller of Furiex Pharmaceuticals, Inc. from June 2010 to May 2014, including from its initial listing on the Nasdaq stock market through the execution of an acquisition agreement of the company by Actavis plc (Forest Laboratories, Inc.) in an all-cash transaction valued at approximately $1.1 billion. Prior to joining Furiex Pharmaceuticals, Inc., Mr. Gay served as Audit Senior Manager and in other roles of increasing responsibilities at Deloitte and Arthur Andersen from September 2000 to May 2010. Mr. Gay is a certified public accountant and holds Bachelor’s degrees in Economics and History, and a Master of Accounting degree from the University of North Carolina at Chapel Hill.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program with respect to the 2019 fiscal year for the individual who served as our principal executive officer during the year and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2019. We refer to these persons as our “named executive officers” elsewhere in this proxy statement.
Our named executive officers for the 2019 fiscal year were:

•	Paula Brown Stafford, President and Chief Operating Officer (currently our Chief Executive Officer);

•	John M. Gay, Vice President, Finance and Corporate Controller; and

•	G. Kelly Martin, Chief Executive Officer (through February 1, 2020).
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2019 and December 31, 2018.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Paula Brown Stafford (5)	2019	$443,326	$—		$17,364	$322,880	—	$7,155	$790,725
President and Chief Executive Officer; Former Chief Operating Officer	2018	288,000	134,400	(6)	7,021	25,513	—	—	454,934

John M. Gay (7)	2019	245,753	—		8,103	45,457	—	10,059	309,372
Vice President, Finance and Corporate Controller

G. Kelly Martin	2019	480,000	—		—	—	—	59,571	539,571
Former Chief Executive Officer	2018	170,909	560,000	(8)	105,534	593,010	—	30,522	1,459,975

(1)
Amounts reflect the grant-date fair value of minimum bonus amounts established by our compensation committee for our named executive officers under our Tangible Stockholder Return Plan, which is a performance-based long-term incentive plan, or the Performance Plan, that directly ties compensation to the performance of our common stock. Minimum bonus amounts under the Performance Plan are contingent and only become payable if the Company achieves the Performance Plan’s established share price targets of $11.17 and $25.45. See the section entitled “Executive Compensation—Narrative to Summary Compensation Table—Performance Plan” for a further description of the Performance Plan. Performance Plan minimum bonus award fair values are estimated using a Monte Carlo simulation approach in accordance with Financial Accounting Standards Board Accounting Standards Codification, or ASC Topic 718, rather than the amounts payable to or realized by the named individual. For a discussion of the assumptions used to estimate the value of the Performance Plan awards made to our named executive officers, see the section in our Annual Report, entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Share-Based Compensation” and Notes 1 and 12 to the accompanying consolidated financial statements included in our Annual Report.

(2)
Amounts reflect the grant-date fair value of equity-based awards granted to our named executive officers, as applicable, including: (i) stock options in 2019 and 2018; and (ii) SARs in 2018. Both stock option and SARs fair values are estimated using the Black Scholes Option Pricing Model in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For a discussion of the assumptions used to estimate the value of the options and SARs made to our named executive officers, see the section in our Annual Report, entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Share-Based Compensation” and Notes 1 and 11 to the accompanying consolidated financial statements included in our Annual Report.

(3)
The Company did not award performance-based cash bonuses under the Company’s Senior Executive Annual Incentive Plan in 2019 or 2018. For a description of the named executive officers’ annual bonus opportunities, please review the section entitled “Executive Compensation—Narrative to Summary Compensation Table— Bonuses.”

(4)
All other compensation includes matching contributions made under our 401(k) plan for Ms. Stafford and Mr. Gay, payout of accrued vacation in lieu of time-off for Mr. Martin and Mr. Gay and premiums for executive life insurance and a housing allowance for Mr. Martin. In addition, in 2018 Mr. Martin’s amount includes compensation paid pursuant to our non-employee director compensation policy through the second quarter of 2018.

(5)
Ms. Stafford served as our Chief Development Officer on a part-time basis in 2018 and received base compensation at a rate of $288,000, equivalent to 75% of $384,000 on a full-time basis. Ms. Stafford became our President and Chief Operating Officer on a full-time basis effective January 2, 2019 and entered into a new employment agreement effective January 29, 2019, or the Stafford COO Employment Agreement, as described in further detail within the section entitled “Executive Compensation—Arrangements with our Named Executive Officers—Arrangements with Paula Brown Stafford.” Ms. Stafford entered into the Amended and Restated Stafford Employment Agreement in connection with becoming our Chief Executive Officer effective February 2, 2020.

(6)
The amount disclosed as bonus represents bonus compensation paid to Ms. Stafford in accordance with the terms of her executed 2017 offer letter, as amended, for her service as our Chief Development Officer in 2018.

(7)	Mr. Gay was appointed as our Principal Financial Officer effective January 31, 2019, and assumed the role of Vice, President Finance while continuing in the role of Corporate Controller.

(8)
The amount disclosed as bonus represents a one-time signing bonus in August 2018 in conjunction with the execution of Mr. Martin’s employment agreement following his April 2018 appointment as our Chief Executive Officer. In determining the amount of the one-time signing bonus, our compensation committee considered the fact that Mr. Martin received no executive compensation while serving as our interim Chief Executive Officer from June 2017 through April 2018, nor did he receive executive compensation from April 2018 until his employment agreement became effective in August 2018.

Narrative to Summary Compensation Table
Elements of Compensation
During 2019, we compensated our named executive officers through a combination of base salary, cash bonuses, long-term performance-based awards under our Performance Plan and 2016 Incentive Award Plan and other perquisites and benefits as described below.
Annual Base Salaries
The named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In 2019, our named executive officers were entitled to the following total base salaries:

•	Mr. Martin was entitled to $480,000 pursuant to his employment agreement.

•
Ms. Stafford was entitled to $443,326, which reflects the prorated amounts of (i) Ms. Stafford’s $590,000 annual salary for services rendered from the date of December 17, 2019 (the effective date of the Amended and Restated Stafford Employment Agreement) through December 31, 2019, (ii) Ms. Stafford’s $450,000 annual salary for services rendered from January 29, 2019 (the effective date of her COO Employment Agreement) through December 16, 2019, and (iii) prior to January 29, 2019, the prorated amount of the $288,000 part-time equivalent to a full-time annual salary of $384,000; and

•
Mr. Gay was entitled to $245,753 which reflects the prorated amount of Mr. Gay’s $250,000 annual salary for services rendered from January 31, 2019 (the effective date of his appointment as our principal financial officer by our board of directors) through December 31, 2019, and prior to January 31, 2019, the prorated amount of Mr. Gay’s $200,000 annual salary.

Please see the section entitled “Executive Compensation—Arrangements with our Named Executive Officers” for further description of each named executive officer’s employment arrangement, including those entered into with Ms. Stafford in January 2019 and December 2019.

Bonuses
Each named executive officer’s employment arrangement (other than Mr. Martin) provided for certain cash bonuses in 2019, as described below:

•
In 2019, Ms. Stafford’s employment agreement provides for an annual target cash bonus opportunity of up to 50% of her base salary, payable based on performance criteria. Our compensation committee has determined that Ms. Stafford will not receive any bonus for 2019 after determining that the associated corporate performance objectives were not achieved during 2019.

•
Mr. Gay was eligible for a 2019 target bonus opportunity equal to 25% of his base salary, payable based on performance criteria. Our compensation committee has determined that Mr. Gay will not receive any bonus for 2019 after determining that the associated corporate performance objectives were not achieved during 2019.

Please see the section entitled “Executive Compensation—Arrangements with our Named Executive Officers” for further description of each named executive officer’s employment agreement, including the Amended and Restated Stafford Employment Agreement entered into with Ms. Stafford in December 2019.
Long-term Performance-based Compensation—Performance Plan
In August 2018, our board of directors approved and established the Performance Plan, which is a performance-based long-term incentive plan. The Performance Plan is intended to tie long-term employee incentive compensation to specific, significant increases in our underlying common stock price and thus directly aligns employee and stockholder objectives. Unlike our historical practice of providing long-term incentives to our employees through annual stock option grants under the 2016 Plan at the then-current market price of our common stock, the Performance Plan only provides for employees to receive long-term incentive compensation payments if the established stock price targets ($11.17 per share and $25.45 per share, subject to adjustment as described below) are achieved.
The core underlying metric of the Performance Plan is the achievement of two share price goals for our common stock, which if achieved, would represent measurable increases in stockholder value. The Performance Plan is intended to align the interests of plan participants with those of our stockholders in a manner that is intended to be constructive, direct and transparent, in that if we do not achieve one or both related distinct share price targets, no portion of the potential bonus pools will be distributed.
The Performance Plan is tiered, with two separate tranches, each of which has a distinct share price target (measured as the average publicly traded share price of our common stock on the Nasdaq stock exchange for a thirty consecutive trading day period) that will trigger a distinct fixed bonus pool. The share price target for the first tranche is $11.17 per share. The share price target for the second tranche is $25.45 per share. In August 2018, when the Performance Plan was approved and the share price targets were set by our board of directors, the closing price for our common stock ranged from $2.37 to $2.90. The related contingent bonus pools for the first and second tranches are $25.0 million and $50.0 million, respectively. Our compensation committee has discretion to distribute the bonus pool related to each tranche among eligible participants by establishing individual minimum bonus amounts before, as well as by distributing the remainder of the applicable pool after the achievement of each tranche specific share price target. Otherwise, if we do not achieve one or both related share price targets, as defined, prior to the Performance Plan’s expiration date of March 1, 2022, no portion of the bonus pools will be paid, including the established minimum bonus amounts. The share price targets will be adjusted in the event of any stock splits, cash dividends, stock dividends, combinations, reorganizations, reclassifications, or similar events. In addition, in the event of a change in control, the plan provides that a bonus pool will become due and payable to participants on a pro rata basis, as calculated and determined by the compensation committee based upon our progress toward the share price target as of the date of the change in control and subject to adjustment by the compensation committee as permitted under the plan.
The Performance Plan provides for the bonus pool to generally be paid in the form of cash. However, our compensation committee has discretion to pay any bonus award under the Performance Plan in the form of cash, shares of our common stock or a combination thereof, but only if our board of directors and stockholders approve the reservation of shares of our common stock for such payment. To date, our board of directors has not approved the reservation of any shares for issuance under the Performance Plan or requested that our stockholders approve any such reservation, and accordingly, no shares of our common stock may be issued thereunder unless and until such approvals occur.
The Performance Plan was effective immediately upon approval, expires on March 1, 2022, and covers all employees, including our executive officers, consultants and other persons deemed eligible by our compensation committee. If the Performance Plan’s share price targets are not achieved by the expiration date of March 1, 2022, no established bonus awards will be disbursed under the plan. The Performance Plan was subsequently amended and restated to reflect minor changes in the timing for establishing minimum bonus amounts.

Our compensation committee has established that our named executive officers will receive the following minimum bonus amounts under the Performance Plan if the share price targets are achieved:

•	In August 2018, our compensation committee established that Mr. Martin would receive the following minimum bonus amounts:

o
If the Performance Plan’s first share price target of $11.17 per share is achieved, Mr. Martin would receive a minimum bonus amount under the Performance Plan of $5,250,000. If the Performance Plan’s first share price target is not achieved, no bonus award would be disbursed.

o
If the Performance Plan’s second share price target of $25.45 per share is achieved and Mr. Martin is serving as our Chief Executive Officer, he would receive a minimum bonus amount of $10,500,000 or, if the Performance Plan’s second share price target of $25.45 per share is achieved and he is serving as a director but is no longer serving as our Chief Executive Officer, he would instead receive a minimum bonus amount of $8,000,000.

o
If the Performance Plan’s second share price target is not achieved or if Mr. Martin is not serving as either Chief Executive Officer or a director at the time the target is achieved, no bonus award would be disbursed. Following his resignation in February 2020, Mr. Martin is no longer entitled to any bonus amount under the Performance Plan.

o
Mr. Martin’s minimum bonus amount under the Performance Plan was a contingent, performance-based award that, together with Mr. Martin’s SAR Award (as defined below), was implemented by our compensation committee in lieu of a stock option or other form of equity grant and targeted to be commensurate with an equity position typically granted to the chief executive officer of comparable life sciences companies.

•
In November 2018, our compensation committee established that, if the Performance Plan’s first share price target of $11.17 per share is achieved, Ms. Stafford would receive a minimum bonus amount under the Performance Plan of $500,000. If the Performance Plan’s first share price target is not achieved, no bonus award will be disbursed. In January 2019, our compensation committee established that Ms. Stafford would be entitled to an additional minimum bonus amount of $250,000, bringing her total potential minimum bonus amount upon achievement of the first share price of $11.17 per share of common stock to $750,000. In June 2019, our compensation committee established that Ms. Stafford would be entitled to an additional minimum bonus amount of $500,000, bringing her total potential minimum bonus amount upon achievement of the first share price of $11.17 per share of common stock to $1,250,000.

•
In January 2019, our compensation committee established that Mr. Gay would be entitled to an additional minimum bonus amount of $100,000, bringing his total potential minimum bonus amount upon achievement of the first share price of $11.17 per share of common stock to $250,000. In June 2019, our compensation committee established that Mr. Gay would be entitled to an additional minimum bonus amount of $250,000, bringing his total potential minimum bonus amount upon achievement of the first share price of $11.17 per share of common stock to $500,000.

Additionally, Ms. Stafford and Mr. Gay will also be eligible for consideration for a discretionary bonus under the Performance Plan to be determined by our compensation committee in connection with each share price target being earned.
Long-term Performance-based Compensation—2016 Incentive Award Plan
We currently sponsor the 2016 Incentive Award Plan, or the 2016 Plan, for purposes of granting stock options, SARs, and other equity-based instruments to our executive officers, directors and employees.
Initial and promotion option grants to our executive officers are generally set forth in their employment agreements. These initial and promotion grants are the product of negotiation with the executive officer, but we generally seek to establish equity ownership levels that we believe are commensurate with the equity positions held by executive officers serving in similar roles at comparable biopharmaceutical companies. Stock option grants made to our executive officers include (i) time-based vesting awards with vesting provisions ranging from six months to three years and (ii) awards that have also included performance-based vesting conditions.
Mr. Martin was not granted any stock options during 2019. In August 2018, in connection with entering into his employment agreement, Mr. Martin was awarded 1,000,000 SARs with an exercise price of $3.80 and a vesting date of February 1, 2020, or the Martin SAR Award. The Martin SAR Award was a performance-based award that, together with Mr. Martin’s contingent, performance-based minimum bonus amount under the Performance Plan, was implemented by our compensation committee in lieu of a stock option or other form of equity grant and targeted to be commensurate with an equity position typically granted to the chief executive officer of comparable life sciences companies. The SARs were granted by our board of directors on a contingent basis that would have been irrevocably forfeited and voided in full if we had failed to obtain stockholder approval of an amendment to the 2016 Plan that authorizes underlying common shares for the SARs. On July 31, 2019, at the Company’s 2019 Annual Meeting of Stockholders, stockholders approved an amendment to the 2016 Plan authorizing underlying common shares for the SARs, and the SARs were no longer considered to be granted on a contingent basis. The SARs vested in full and expired unexercised on February 1, 2020.
In January 2019, in connection with Ms. Stafford’s promotion to President and Chief Operating Officer and the execution of the Stafford COO Employment Agreement, Ms. Stafford received an option to purchase 55,000 shares of common stock. In September 2019, after a compensation review, Ms. Stafford received an option to purchase 130,000 shares of common stock. In connection with entering into the Amended and Restated Stafford Employment Agreement, as discussed below, Ms. Stafford was entitled to receive 600,000 SARs, however, the Stafford SAR Award was granted in the first quarter of 2020 following our release of top-line results of our Phase 3 molluscum clinical program.
In January 2019, in connection with Mr. Gay’s appointment as our Principal Financial Officer, Mr. Gay received an option to purchase 35,000 shares of common stock. In September 2019, after a compensation review, Mr. Gay received an option to purchase 5,000 shares of common stock.
Other Elements of Compensation
Retirement Plans
We currently maintain the Novan, Inc. 401(k) Plan, a defined contribution retirement savings plan, or the 401(k) Plan, for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers were eligible to participate in the 401(k) Plan on the same terms as our other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) Plan. In 2018, each participant in the 401(k) Plan was eligible to receive matching contributions of up to 3% of such participant’s gross wages. These matching contributions are fully vested after one full year of employment. We believe that providing a vehicle for retirement savings though our 401(k) Plan and making matching contributions adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers.
Employee Benefits and Perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•	medical, dental and vision benefits;

•	medical and dependent care flexible spending accounts;

•	short-term and long-term disability insurance; and

•	life insurance.
In addition to the health and welfare benefits described above, certain named executive officers participate in a company-paid executive life insurance plan. We generally do not provide any other perquisites to our named executive officers, except for certain travel and living expenses under our employment agreement with Mr. Martin, as described below.
We believe the benefits and perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

Outstanding Equity Awards at Fiscal Year End
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2019.

	Option Awards						Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Share)	Option Expiration Date	Equity Incentive Plan Awards: Number of unearned shares, units or other right that have not vested (#)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other right that have not vested ($)
Paula Brown Stafford	03/20/17	(1)	54,000	—	6.53	03/20/27
President and Chief Executive Officer; Former Chief Operating Officer	08/25/17	(2)	30,500	—	4.27	08/14/27
	10/12/17	(3)	68,401	—	5.03	09/14/27
	02/12/18	(4)	7,760	4,386	3.03	02/11/28
	01/28/19	(5)	50,417	4,583	1.35	01/01/29
	09/06/19	(6)	—	130,000	2.68	09/05/29
	11/13/18	(7)					(8)	1,250,000	(7)

John M. Gay	05/31/18	(9)	4,168	8,332	3.15	05/20/28
Vice President, Finance and Corporate Controller	11/16/18	(10)	834	1,666	2.43	11/12/28
	01/28/19	(11)	—	35,000	1.35	01/27/29
	09/06/19	(6)	—	5,000	2.68	09/05/29
	01/30/19	(12)					(8)	500,000	(12)

G. Kelly Martin	09/20/16	(13)	14,484	—	11.00	09/19/26
Former Chief Executive Officer	06/05/17	(14)	34,014	—	4.64	06/04/27
	08/16/18	(15)	—	1,000,000	3.80	02/01/20
	08/08/18						(8)	15,750,000	(16)

(1)	The option was granted under the 2016 Plan and vested six months from March 20, 2017.

(2)	The option was granted under the 2016 Plan and vested in four equal quarterly installments, with the first installment vesting on September 5, 2017.

(3)	The option was granted under the 2016 Plan and vested six months from the vesting commencement date of September 15, 2017.

(4)	The option was granted under the 2016 Plan and vests in thirty-six equal monthly installments on the first day of each month following February 12, 2018.

(5)
This option was granted under the 2016 Plan, one-half vested six months from the January 2, 2019, vesting commencement date, and subsequent to the six-month anniversary of the vesting commencement date, one-twelfth vests each successive monthly anniversary following July 2, 2019.

(6)	The option was granted under the 2016 Plan and vests in its entirety on June 25, 2020.

(7)
The amount reflects the minimum bonus amount payable to Ms. Stafford as of December 31, 2019, under the Performance Plan if the first share price target of $11.17 per share is achieved. If the Performance Plan’s first share price target is not achieved, no bonus award will be disbursed. See the section entitled “Executive Compensation—Narrative to Summary Compensation Table—Long-term Performance-based Compensation—Performance Plan” for further information regarding the Performance Plan. In November 2018, our compensation committee established a minimum bonus amount under the Performance Plan of $500,000. In January 2019, our compensation committee established that Ms. Stafford would be entitled to an additional minimum bonus amount of $250,000 and in June 2019, our compensation committee established that Ms. Stafford would be entitled to an additional minimum bonus amount of $500,000, bringing her total potential minimum bonus amount upon achievement of the first share price of $11.17 per share of common stock to $1,250,000.

(8)
Minimum bonus amounts established by our compensation committee under the Performance Plan—the Performance Plan provides for the bonus pool to generally be paid in the form of cash, and awards are denominated in cash. Our compensation committee has discretion to pay any bonus award under the Performance Plan in the form of cash, shares of our common stock or a combination thereof, provided that our board of directors and stockholders have approved the reservation of shares of our common stock for such payment.

(9)	The option was granted as an inducement grant in accordance with Nasdaq Listing Rule 5635(c)(4), and vests in three equal annual installments with the first installment vesting on May 21, 2019.

(10)	The option was granted under the 2016 Plan and vests in three equal annual installments with the first installment vesting on November 13, 2019.

(11)	The option was granted under the 2016 Plan and vests in three equal annual installments with the first installment vesting on January 28, 2020.

(12)
The amount reflects the minimum bonus amount payable to Mr. Gay as of December 31, 2019 under the Performance Plan if the first share price target of $11.17 per share is achieved. See the section entitled “Executive Compensation—Narrative to Summary Compensation Table—Long-term Performance-based Compensation—Performance Plan” for further information regarding the Performance Plan. In November 2018, our compensation committee established a minimum bonus amount under the Performance Plan of $150,000. In January 2019, our compensation committee established that Mr. Gay would be entitled to an additional minimum bonus amount of $100,000 and in June 2019, our compensation committee established that Mr. Gay would be entitled to an additional minimum bonus amount of $250,000, bringing his total potential minimum bonus amount upon achievement of the first share price of $11.17 per share of common stock to $500,000.

(13)	The option was granted under the 2016 Plan and vested in four equal quarterly installments, with the first installment vesting on December 20, 2016.

(14)	The option was granted under the 2016 Plan and vested in four equal quarterly installments, with the first installment vesting on September 5, 2017.

(15)
The SARs were granted on a contingent basis by our board of directors under the 2016 Plan and were subject to stockholder approval of an amendment to the 2016 Plan. On July 31, 2019, at the Company’s 2019 Annual Meeting of Stockholders, stockholders approved an amendment to the 2016 Plan authorizing underlying common shares for the SARs, and the SARs were no longer considered to be granted on a contingent basis. The SARs vested in full and expired unexercised on February 1, 2020. See the section entitled “Executive Compensation—Narrative to Summary Compensation Table—Long-term Performance-based Compensation—2016 Incentive Award Plan” for further details regarding the SARs’ terms.

(16)
The amount reflects the minimum bonus amount payable to Mr. Martin as of December 31, 2019 under the Performance Plan if the first share price target of $11.17 and second share price target of $25.45 per share is achieved. If the Performance Plan’s first share price target is not achieved, no bonus award will be disbursed under the Performance Plan. See the section entitled “Executive Compensation—Narrative to Summary Compensation Table—Long-term Performance-based Compensation—Performance Plan” for further information regarding the Performance Plan. Following his resignation in February 2020, Mr. Martin is no longer entitled to any bonus amount under the Performance Plan.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2019, with respect to compensation plans under which shares of our common stock may be issued. The category “Equity Compensation Plans approved by security holders” in the table below consists of the 2016 Plan and the 2008 Plan. The table does not include the Performance Plan as no shares of our common stock have been authorized for issuance under that plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and SARs		Weighted Average Exercise Price of Outstanding Options and SARs		Number of Securities Remaining Available for Future Issuances under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)		($)(b)		(c)
Equity Compensation Plans approved by security holders (4)	2,663,803	(1)	$3.90	(2)	388,463	(3)
Equity Compensation Plans not approved by security holders (5)	125,500		3.04		-
Total	2,789,303		3.86		388,463

(1)	Includes shares of common stock issuable upon exercise of outstanding options under the 2008 Plan – 45,077 shares; and outstanding options and SARs under the 2016 Plan – 2,618,726 shares.

(2)	The weighted-average remaining contractual term (in years) was 8.58.

(3)	Includes shares remaining for future issuance under the 2016 Plan.

(4)
During the period from January 1, 2020, until May 27, 2020, Mr. Martin’s SARs expired unexercised, we issued 600,000 SARs to Ms. Stafford, we issued equity compensation awards to certain employees, and certain equity compensation awards were forfeited or expired. As a result, as of May 27, 2020, there were 2,543,027 shares of common stock to be issued upon exercise of outstanding options and SARs, including 45,077 shares under the 2008 Plan and 2,497,950 shares under the 2016 Plan. The weighted average exercise price of outstanding options and SARs as of May 27, 2020, was $2.63, and the weighted average remaining contractual term (in years) was 8.31. As of May 27, 2020, there were 509,239 shares remaining for future issuance under the 2016 Plan.

(5)
During the years ended December 31, 2019 and 2018, we awarded nonstatutory stock options to purchase shares of common stock to newly-hired employees, not previously employees or directors of Novan, as inducements material to the individuals’ entering into employment with us within the meaning of Nasdaq Listing Rule 5635(c)(4), or Inducement Grants. On May 31, 2018, the Company awarded 100,500 Inducement Grants with an exercise price of $3.15 per share, and on September 6, 2019, the Company awarded 25,000 Inducement Grants with an exercise price of $2.62 per share. The Inducement Grants were awarded outside of the 2016 Plan, pursuant to Nasdaq Listing Rule 5635(c)(4), but have terms and conditions generally consistent with our 2016 Plan and vest over three years, subject to the employee’s continued service as an employee or consultant through the vesting period. All 125,500 Inducement Grants were outstanding as of December 31, 2019. During the period from January 1, 2020, until May 27, 2020, certain Inducement Grants were forfeited. As a result, as of May 27, 2020, there were 96,167 Inducement Grants outstanding.

Arrangements with our Named Executive Officers
We have entered into employment arrangements with our named executive officers that set forth certain terms and conditions of their employment, including base salary and employee benefits.

Arrangements with Paula Brown Stafford
As of February 2, 2020, Ms. Stafford serves as our President and Chief Executive Officer and is compensated pursuant to the Amended and Restated Stafford Employment Agreement. Pursuant to the Amended and Restated Stafford Employment Agreement, Ms. Stafford receives an annual base salary of $590,000 and is eligible to receive an annual performance-based bonus with a target bonus of 55% to 75% of her base salary. For 2019, Ms. Stafford is eligible for an annual performance-based bonus with a target bonus of 50% or more of her annual base salary. Ms. Stafford is also eligible to participate in our incentive award plans. Ms. Stafford continues to be eligible to participate in standard benefit plans as well as an executive life insurance plan and reimbursement of reasonable business expenses. In addition, our board of directors approved a stock appreciation right, or the Stafford SAR Award, for Ms. Stafford under the 2016 Plan covering 600,000 shares of our common stock. The Stafford SAR Award was granted on a contingent basis and would have been considered irrevocably forfeited and voided in full if sufficient shares of our common stock were not available under the 2016 Plan or if we failed to obtain stockholder approval for amendments to the 2016 Plan at the next annual stockholders’ meeting to provide sufficient shares for the Stafford SAR Award. In such event, we would have been required to pay Ms. Stafford the cash-equivalent value of the amount that would have been due and payable per the Stafford SAR Award upon any properly noticed exercise of any vested portion of the Stafford SAR Award. Such condition was satisfied, and the SARs were no longer considered to be granted on a contingent basis, as of February 1, 2020.
In the event of Ms. Stafford’s termination of employment either upon nonrenewal by the Company of the term of the Amended and Restated Stafford Employment Agreement, by the Company without “cause” or by Ms. Stafford for “good reason” (except as set forth below), then in addition to any accrued amounts and subject to Ms. Stafford timely delivering an effective release of claims in the Company’s favor and her continued compliance with the previously signed Restrictive Covenants Agreement between the Company and Ms. Stafford, Ms. Stafford will be entitled to receive payment of her then-current base salary, plus a prorated annual bonus calculated at the minimum target level of the calendar year in which the “separation date,” as defined in the Amended and Restated Stafford Employment Agreement, occurs based on the percentage of the calendar year actually worked by Ms. Stafford as of the separation date, each multiplied by 1.5, plus the amount of any unpaid Annual Bonus for the prior calendar year. Such amounts will be paid in equal monthly installments over 12 months in accordance with standard payroll practices and provided, that to the extent that any such cash award constitutes nonqualified deferred compensation under Section 409A, the cash payment will be paid subject to any delay required by Section 409A. Ms. Stafford will also be entitled to vesting of any then unvested portion of the Stafford SAR Award that would have otherwise vested through the calendar quarter following the calendar quarter in which the separation date occurs. In the event of certain changes to the Company’s board of directors that constitute “good reason” under the Amended and Restated Stafford Employment Agreement, Ms. Stafford will be entitled to receive payment of her then-current base salary for a one-year period and the amount of any unpaid Annual Bonus for the prior calendar year, if any, and vesting of any then unvested portion of the Stafford SAR Award that would have otherwise vested through the calendar quarter in which the separation date occurs. Upon termination of employment by Ms. Stafford other than for good reason or due to her death or disability, or by the Company for cause, Ms. Stafford will not be entitled to any additional compensation beyond any accrued amounts.

Notwithstanding the foregoing, the Amended and Restated Stafford Employment Agreement further provides that, in the event of a “double trigger” event, Ms. Stafford will be entitled to receive payment of her then-current base salary, plus a prorated annual bonus calculated at the minimum target level of the calendar year in which the separation date occurs based on the percentage of the calendar year actually worked by Ms. Stafford as of the separation date, each multiplied by 2.5, plus the amount of any unpaid Annual Bonus for the prior calendar year. Such amounts will be paid in equal monthly installments over 24 months in accordance with standard payroll practices and provided, that to the extent that any such cash award constitutes nonqualified deferred compensation under Section 409A, the cash payment will be paid subject to any delay required by Section 409A. Ms. Stafford will also be entitled to vesting of any then unvested portion of the Stafford SAR Award and any other equity grant as of the separation date.
The following circumstances are considered a “double trigger” event:
(i) a “change in control,” as defined in the Amended and Restated Stafford Employment Agreement (which incorporates the definition from the 2016 Plan), and

(ii) Ms. Stafford is terminated from employment by the Company without cause or upon the nonrenewal by the Company of the term of the Amended and Restated Stafford Employment Agreement or by Ms. Stafford for good reason (other than due to certain changes on the Company’s board of directors) within 12 months after a change in control, subject to Ms. Stafford timely delivering an effective release of claims in the Company’s favor and her continued compliance with the Restrictive Covenants Agreement between the Company and Ms. Stafford

Prior to the Amended and Restated Stafford Employment Agreement, Ms. Stafford served as President and Chief Operating Officer pursuant to the Stafford COO Employment Agreement. Under that agreement, Ms. Stafford received an annual base salary of $450,000 and was eligible to receive an annual performance-based bonus with a target bonus equal of 50% of her base salary. Ms. Stafford was also eligible to participate in our incentive award plans, our standard benefit plans, an executive life insurance plan and reimbursement of reasonable business expenses.
Arrangements with John M. Gay
Mr. Gay currently serves as our Vice President, Finance and Corporate Controller and is an at-will employee of the Company. On January 26, 2019, our board of directors approved certain compensatory matters for Mr. Gay and pursuant to these terms, Mr. Gay receives an annual salary of $250,000 and is eligible to receive annual performance-based bonus with a target bonus equal to 25% of his annual base salary. Mr. Gay is also eligible to participate in our incentive award plans, our standard benefit plans and reimbursement of reasonable business expenses.
Arrangements with G. Kelly Martin
Mr. Martin began serving as our Chief Executive Officer in April 2018, and prior to the employment agreement entered into on August 8, 2018, or the Martin Employment Agreement, he was only compensated pursuant to our Non-Employee Director Compensation Policy, as described in the section entitled “Executive Compensation—Director Compensation.”
Pursuant to the Martin Employment Agreement, Mr. Martin received an annual base salary of $480,000 and received a signing bonus in the amount of $560,000. Mr. Martin was also eligible to participate in the standard benefit plans as well as an executive life insurance plan and reimbursement of reasonable business expenses. In addition, we agreed to pay for or reimburse Mr. Martin for his extra living and travel expenses beginning in June 2017 associated with the fact that Mr. Martin’s primary residence is in Connecticut, and Mr. Martin was also eligible to earn awards equal to certain minimum bonus amounts, along with any discretionary awards, under and in accordance with the terms of the Performance Plan. In addition, our board of directors approved a stock appreciation right, or the Martin SAR Award, for Mr. Martin under the 2016 Plan covering 1,000,000 shares of our common stock. This award was considered a contingent award and would have been be forfeited had we failed to obtain stockholder approval for amendments to the 2016 Plan required to permit the grant of the Martin SAR Award. In such event, we would have paid Mr. Martin the cash-equivalent value of the amount that would have been due and payable per the Martin SAR Award as of February 1, 2020. On July 31, 2019, at the Company’s 2019 Annual Meeting of Stockholders, our stockholders approved an amendment to the 2016 Plan authorizing additional common shares under the 2016 Plan, and the SARs were no longer considered to be granted on a contingent basis. The SARs vested in full and expired unexercised on February 1, 2020.
The Martin Employment Agreement had a fixed term that expired on February 1, 2020, and Mr. Martin completed his service as our Chief Executive Officer after fulfilling his term. Concurrent with the end of his term as Chief Executive Officer, Mr. Martin also resigned from our board of directors, effective February 3, 2020.
Director Compensation
The following table sets forth information concerning the compensation of our directors, other than Mr. Martin and Ms. Stafford, for the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
W. Kent Geer	76,250	41,799	118,049
Robert A. Ingram	70,000	41,799	111,799
Robert J. Keegan	57,500	41,799	99,299
John Palmour	47,500	41,799	89,299
Machelle Sanders	47,250	41,799	89,049
Eugene Sun	60,000	41,799	101,799

(1)
Amounts reflect the grant-date Black-Scholes value of stock awards and stock options granted during 2019, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For a discussion of the assumptions used to calculate the value of all stock awards and option awards made to our directors, see the section in our Annual Report, entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Share-Based Compensation” and Notes 1 and 11 to the accompanying consolidated financial statements included in our Annual Report. These amounts do not necessarily correspond to the actual value that may be recognized from the option awards by the applicable directors.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2019, by each director who was serving as of December 31, 2019, other than Mr. Martin and Ms. Stafford. No such director held any other equity awards.

Name	Options Outstanding at Fiscal Year End December 31, 2019
W. Kent Geer	103,748
Robert A. Ingram	88,498
Robert J. Keegan	88,498
John Palmour	88,498
Machelle Sanders	59,240
Eugene Sun	53,078
Non-Employee Director Compensation Policy
On May 19, 2018, we amended the Novan, Inc. Non-Employee Director Compensation Policy, or the Director Compensation Policy, for our non-employee directors that consists of annual retainer fees and equity awards that will be paid or made automatically and without further action by our board of directors. Pursuant to the Director Compensation Policy, subject to continued service on our board of directors, (i) each non-employee director receives an annual cash retainer of $35,000; (ii) each non-employee director serving as a committee chair receives an additional annual retainer between $10,000 and $20,000; (iii) each non-employee director serving as a committee member receives an additional annual retainer between $5,000 and $7,500; (iv) the non-employee chairman of our board of directors receives an additional annual retainer of $25,000; and (v) the lead independent director receives an additional annual retainer of $20,000. The Director Compensation Policy also provides each non-employee director with an annual equity award, subject to continued service on our board of directors, equal to the lesser of 20,000 shares or the number of shares that have an aggregate grant-date fair value of $100,000 (and each non-employee director who is initially elected or appointed on any date other than the date of an annual meeting of stockholders will receive a prorated portion of such annual equity award for the year of such election or appointment). Notwithstanding the foregoing, our board of directors in its sole discretion may determine that the annual equity award for any year be granted in the form of restricted stock units with equivalent value on the date of grant (with the number of shares of common stock underlying each such award not to exceed 20,000 shares and subject to adjustment as provided in the 2016 Plan). Each director equity award will vest and become exercisable in four equal quarterly installments, such that each such award shall be fully vested and exercisable on the first anniversary of the date of grant, subject to the director’s continued service on our board of directors through each applicable vesting date.
Directors have been and will continue to be reimbursed for expenses directly related to their activities as directors, including attendance at board and committee meetings. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our Restated Certificate of Incorporation and Bylaws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of May 27, 2020, by the following:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors or director nominees;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.
Applicable percentages are based on 75,471,388 shares outstanding on May 27, 2020, adjusted as required by rules promulgated by the SEC.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. The following table is based upon information known to us, information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock issuable upon the exercise of stock options or SARs or warrants exercisable within 60 days of May 27, 2020, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Novan, Inc., 4105 Hopson Road, Morrisville, NC 27560. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
5% Stockholders:
Sabby Volatility Warrant Master Fund, Ltd. (1)	7,539,591	9.99%
Reedy Creek Investments LLC (2)	7,894,736	9.94%
Joseph H. Moglia (3)	7,457,211	9.55%
Directors and Named Executive Officers:
G. Kelly Martin (4)	105,000	*
Paula Brown Stafford (5)	578,716	*
John Gay (6)	82,837	*
Robert A. Ingram (7)	253,275	*
W. Kent Geer (8)	114,576	*
Robert J. Keegan (9)	146,533	*
John Palmour (10)	1,051,941	1.39%
Machelle Sanders (11)	68,240	*
All current directors and executive officers, as a group (7 persons) (12)	2,296,118	3.00%

*	Represents beneficial ownership of less than one percent.

(1)
Based on information reported in a Schedule 13G filed with the SEC on February 28, 2020 and reflecting the purchase of additional shares and pre-funded warrants in the March 2020 Registered Direct Offering, this amount reflects that additional shares of common stock issued to the holder upon exercise of warrants since the date of such Schedule 13G could not have exceeded a beneficial ownership limitation on exercise of 9.99%, which would have limited exercises under the warrants held by the holder to the extent the holder, together with its affiliates, would have been deemed to have beneficial ownership of shares in excess of such limit. Sabby Management, LLC is the investment manager of Sabby Volatility Warrant Master Fund, Ltd. and shares voting and investment power with respect to these shares in this capacity. As manager of Sabby Management, LLC, Mr. Hal Mintz also shares voting and investment power on behalf of Sabby Volatility Warrant Master Fund, Ltd. Each of Sabby Management, LLC and Mr. Mintz disclaim beneficial ownership over the securities listed except to the extent of their pecuniary interest therein. The mailing address of Sabby Volatility Warrant Master Fund, Ltd. is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands, and the mailing address of Sabby Management, LLC and Mr. Mintz is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

(2)
Based solely on information reported in a Schedule 13D/A filed with the SEC on April 2, 2020, Reedy Creek Investments LLC, or Reedy Creek, is the direct owner of 3,947,368 shares of common stock and 3,947,368 shares of common stock issuable upon exercise of outstanding warrants. Mr. Donald R. Parker is the sole member of the board of managers and the president and chief executive officer, treasurer and chief financial officer of Reedy Creek. The James H. Goodnight Management Trust, or the Trust, owns a majority of the equity interests in Reedy Creek and has the right to appoint a majority of the members of the board of managers of Reedy Creek. Dr. James H. Goodnight is the sole trustee of the Trust and directs the voting and investment activities of the Trust. Each of Mr. Parker, the Trust and Dr. Goodnight may be deemed to share voting and dispositive power with respect to the securities owned by Reedy Creek. As such, Mr. Parker, the Trust and Dr. Goodnight may be deemed to be the indirect beneficial owners of the securities owned by Reedy Creek. Each of Mr. Parker, the Trust and Dr. Goodnight disclaims beneficial ownership of the securities owned by Reedy Creek, except to the extent of his and, with respect to the Trust, its, pecuniary interest therein, if any. The mailing address of Reedy Creek, the Trust and each of the foregoing individuals is 100 SAS Campus Drive, Cary, North Carolina 27513.

(3)
Based solely on information reported in a Schedule 13D/A filed with the SEC on March 27, 2020, Mr. Joseph Moglia, is the beneficial owner of 4,872,211 shares of common stock and 2,585,000 shares of common stock issuable upon exercise of outstanding warrants. Mr. Moglia’s principal business address is c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209.

(4)	Consists of 105,000 shares of common stock, of which 45,000 are held by the George Kelly Martin IRRA FBO George Kelly Martin.

(5)
Consists of (i) 80,693 shares of common stock held by Ms. Stafford (ii) options to purchase 348,023 shares of common stock that are exercisable within 60 days of May 27, 2020 and (iii) 150,000 SARs exercisable within 60 days of May 27, 2020.

(6)
Consists of (i) 15,000 shares of common stock held by Mr. Gay, (ii) warrants to purchase 25,000 shares of common stock that are exercisable within 60 days of May 27, 2020 and (iii) options to purchase 42,837 shares of common stock that are exercisable within 60 days of May 27, 2020.

(7)	Consists of (i) 169,777 shares of common stock held by Mr. Ingram and (ii) options to purchase 83,498 shares of common stock that are exercisable within 60 days of May 27, 2020.

(8)	Consists of (i) 15,828 shares of common stock held by Mr. Geer and (ii) options to purchase 98,748 shares of common stock that are exercisable within 60 days of May 27, 2020.

(9)
Consists of (i) 63,035 shares of common stock held by the Robert J. Keegan Trust, with Mr. Keegan as trustee, and (ii) options to purchase 83,498 shares of common stock that are exercisable within 60 days of May 27, 2020.

(10)
Consists of (i) 768,443 shares of common stock, of which 274,875 are held by the Palmour 2012 Irrevocable Children’s Trust, with Dr. Palmour as trustee, (ii) warrants to purchase 200,000 shares of common stock that are exercisable within 60 days of May 27, 2020 and (iii) options to purchase 83,498 shares of common stock that are exercisable within 60 days of May 27, 2020.

(11)
Consists of (i) 7,000 shares of common stock held by Ms. Sanders, (ii) warrants to purchase 7,000 shares of common stock that are exercisable within 60 days of May 27, 2020 and (iii) options to purchase 54,240 shares of common stock that are exercisable within 60 days of May 27, 2020.

(12)
Consists of (i) 1,119,776 common shares held by our current executive officers and current directors, (ii) warrants to purchase 232,000 shares of common stock that are exercisable within 60 days of May 27, 2020, and (iii) options and SARs to purchase 944,342 shares of common stock exercisable within 60 days of May 27, 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Party Transactions
Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, the amount involved exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section either were approved or ratified pursuant to this policy or occurred prior to the adoption of this policy.
Certain Relationships and Related Transactions
The following includes a summary of transactions since January 1, 2017, to which we were or are to be a participant, in which the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
2020 Registered Direct Offering
On March 24, 2020, we entered into a securities purchase agreement with certain institutional investors, pursuant to which we agreed to sell and issue, in a registered direct offering priced at the market, an aggregate of 18,604,652 shares of the Company’s common stock (or pre-funded warrants to purchase shares of common stock in lieu thereof). The purchase price for each share of common stock was $0.43, and the price for each pre-funded warrant was $0.4299. Each pre-funded warrant has an exercise price of $0.0001 per share. The pre-funded warrants are exercisable immediately upon issuance until all of the pre-funded warrants are exercised in full.
In the offering, Sabby Volatility Warrant Master Fund, Ltd., a greater than 5% stockholder, purchased 6,200,000 shares of common stock and pre-funded warrants to purchase up to 2,602,326 shares of common stock for approximately $3.8 million. Joseph Moglia, a greater than 5% stockholder, purchased 1,000,000 shares of common stock for $430,000.
Reedy Creek Investments
On April 29, 2019, we entered into a royalty and milestone payments purchase agreement, or the Purchase Agreement, with Reedy Creek Investments LLC, or Reedy Creek, which is a greater than 5% stockholder. Pursuant to the Purchase Agreement, Reedy Creek provided funding in an initial amount of $25.0 million, which we will use primarily to pursue the development, regulatory approval and commercialization activities (including through out-license agreements and other third-party arrangements) for certain of our product candidates for certain indications, namely SB206, SB414 and SB204, which we refer to as the Products. Reedy Creek would have also been required to provide additional funding of $10.0 million contingent upon our achievement of SB206 clinical trial success, as defined in the Purchase Agreement; however, based on the top line efficacy results from the Phase 3 SB206 program available released in January 2020, we understand that Reedy Creek will not be paying us the contingent $10.0 million of additional funding.

Pursuant to the Purchase Agreement, we will pay Reedy Creek ongoing quarterly payments, calculated based on an applicable percentage per product, of any upfront fees, milestone payments, royalty payments or equivalent payments received by us pursuant to any out-license agreement for the Products in the United States, Mexico or Canada, net of any upfront fees, milestone payments, royalty payments or equivalent payments paid by us to third parties pursuant to any agreements under which we have in-licensed intellectual property with respect to the Products in the United States, Mexico or Canada. The applicable percentage used for determining the ongoing quarterly payments for each Product ranges from 10% for SB206 to 20% for SB204 and SB414, provided that the applicable percentage for each Product will be 25% for fees or milestone payments received by us (but not royalty payments received by us) until Reedy Creek has received payments under the Purchase Agreement equal to the total funding amount provided by Reedy Creek under the Purchase Agreement. If we decide to commercialize any of the relevant products on our own following regulatory approval, as opposed to commercializing through an out-license agreement or other third-party arrangement, we will be obligated to pay Reedy Creek a low single digits royalty on net sales of the relevant products.
Unless earlier terminated, the Purchase Agreement will continue for so long as payments are due or payable under the Purchase Agreement. Reedy Creek may terminate the Purchase Agreement in the event of an uncured material breach by us, which, in certain circumstances, could cause us to be required to repay the amount paid by Reedy Creek under the Purchase Agreement, less any payments made to Reedy Creek by us under the Purchase Agreement as of the effective date of the termination.
Malin Life Sciences Holdings and Majority-owned Subsidiaries
On September 26, 2016, we completed our initial public offering and issued a total of 4,715,000 shares of common stock at a public offering price of $11.00 per share, including 800,000 shares sold to Malin Life Sciences Holding Limited, a greater than 5% stockholder at the time of our initial public offering.
In June 2017, G. Kelly Martin assumed the role of our Chief Executive Officer on an interim basis before being appointed as our Chief Executive Officer in April 2018, while also serving as a member of our board of directors. Until October 1, 2017, Mr. Martin served as chief executive officer of Malin Corporation plc, the parent company of Malin. Mr. Martin is no longer our Chief Executive Officer as of February 1, 2020 and is no longer a member of our board of directors as of February 3, 2020.
Upon stepping into our Chief Executive Officer role on an interim basis, Mr. Martin engaged a number of Malin employees to assist him in certain strategic and tactical initiatives and activities. We agreed to reimburse Malin for its out-of-pocket expenses for Mr. Martin and other Malin employees related to this effort. During the year ended December 31, 2017, we recognized $230,000 in out-of-pocket travel expenses owed to Malin and reimbursed in the first quarter of 2018. There were no such expenses for the year ended December 31, 2018.
Two of our directors during 2018 were also affiliated with Malin. Sean Murphy, who resigned from our board of directors in September 2018, was an executive officer and a director of Malin, and an executive vice president of Malin Corporation plc. In addition, Robert A. Ingram, executive chairman of our board of directors, was also a director of Malin Corporation plc until July 2018.
In August 2019, Malin Corporation plc completed the sale of its former subsidiary, Cilatus BioPharma AG, or Cilatus. Prior to this disposition, Cilatus was majority-owned by Malin Corporation plc. During the nine months ended September 30, 2019 and the year ended and December 31, 2018, respectively, we incurred costs of $250,000 and $601,000 in relation to a development and manufacturing consulting agreement with Cilatus.
KNOW Bio
On December 30, 2015, we completed the distribution, or the Distribution, of all of the outstanding member interests of KNOW Bio, LLC, or KNOW Bio, our former wholly owned subsidiary, pro rata to our stockholders. We do not own an equity interest in KNOW Bio. However, certain of our current and former directors and executive officers, including Mr. Murphy and Dr. Stasko, as well as Malin, received equity interests in KNOW Bio as a result of the Distribution, and Mr. Murphy and Dr. Stasko both served as directors of KNOW Bio while they served as directors of the Company.
In April 2017, we entered into a master development services and clinical supply agreement with KNOW Bio and entered into related statements of work in the second quarter and second half of 2017, or collectively the KNOW Bio Services Agreement. Under the KNOW Bio Services Agreement, we provided certain development and manufacturing services to KNOW Bio’s respiratory drug development subsidiary. During the year ended December 31, 2017, we recognized $375,000 in research and development services revenue for services performed under the KNOW Bio Services Agreement. In January 2018, upon request by KNOW Bio, we stopped performing remaining development or manufacturing services contemplated under the KNOW Bio Services Agreement after reporting revenues of $9,000 in 2018.

In October 2017, we entered into amendments to certain licensing arrangements with KNOW Bio that were originally entered at the time of the Distribution. In connection with those amendments, we made an upfront payment to KNOW Bio of $250,000, and we will be obligated to make certain contingent payments in exchange for the rights granted under the licensing arrangements, as amended.
Health Decisions
On October 25, 2018, we announced the formation of a dedicated women’s health business unit as well as a foundational collaboration with Health Decisions, Inc., or Health Decisions. Health Decisions is a full-service contract research organization specializing in clinical studies of therapeutics for women’s health indications. Our women’s health business unit is led by Paula Brown Stafford, who also is a stockholder and serves on the board of directors of Health Decisions.
Arrangements with Executive Officers and Directors
We have entered into employment arrangements with our named executive officers. For more information regarding our arrangements with our named executive officers, see the section entitled “Executive Compensation—Arrangements with our Named Executive Officers.”
We have entered, or will enter, into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

OTHER MATTERS
Stockholder Proposals
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the proxy statement for consideration at our next annual meeting of stockholders. In accordance with Rule 14a-8 under the Exchange Act, proposals of stockholders for the 2021 Annual Meeting of Stockholders will not be included in the proxy statement for that annual meeting unless the proposal is proper for inclusion in the proxy statement and is received by us at our principal executive offices not later than February 18, 2021. While our board of directors will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.
Under our bylaws, in order to nominate a director or bring any other business before the stockholders at the 2021 Annual Meeting of Stockholders that will not be included in our proxy statement, you must notify us in writing, and such notice must be received by us no earlier than March 30, 2021, and no later than April 29, 2021. For proposals not made in accordance with Rule 14a-8, you must comply with specific procedures set forth in our bylaws and the nomination or proposal must contain the specific information required by our bylaws. You may write to our Corporate Secretary at Novan, Inc., Attn: Corporate Secretary, 4105 Hopson Road, Morrisville, NC 27560, to deliver the notices discussed above and to request a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates pursuant to the bylaws.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are Novan stockholders will be householding Novan’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and/or would prefer to receive a separate set of Annual Meeting materials, please notify your broker or Novan. Direct your written request to our Corporate Secretary at Novan, Inc. Attn: Corporate Secretary, 4105 Hopson Road, Morrisville, NC 27560, or contact him at (919) 485-8080. Upon our receipt, through those means, of your request to receive a separate Notice of Internet Availability of Proxy Materials for the Annual Meeting, we will promptly deliver a separate copy of the Annual Meeting materials to your address. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request householding of their communications should contact their brokers.

By Order of the Board of Directors

/s/ John M. Gay
John M. Gay
Corporate Secretary
, 2020
A copy of Novan, Inc.’s Annual Report (Amendment No. 1) on Form 10-K/A for the fiscal year ended December 31, 2019, filed with the SEC on May 20, 2020, is available on our website, www.novan.com. A printed copy is also available without charge upon written request to Novan, Inc., Attn: Corporate Secretary, 4105 Hopson Road, Morrisville, NC 27560.

APPENDIX A
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
NOVAN, INC.
Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Novan, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.
This Certificate of Amendment amends the provisions of the Corporation’s Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”).

2.	The Certificate of Incorporation is hereby amended by adding the following paragraph to the end of Section A of ARTICLE IV thereof:

5. The issued and outstanding Common Stock of the Corporation, $0.0001 par value, shall upon the effectiveness of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation (the “Effective Time”), be deemed to be “reverse stock split,” and in furtherance thereof, there shall, after the Effective Time, be deemed to be issued and outstanding one (1) share of the Common Stock of the Corporation for and instead of each [_____] ([__])1 shares of the Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time. To the extent that any stockholder shall be deemed after the Effective Time as a result of this Certificate of Amendment to own a fractional share of Common Stock, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time of this Certificate of Amendment represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

3.	This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.
All other provisions of the Certificate of Incorporation shall remain in full force and effect. The Corporation’s number of shares of authorized capital stock of all classes, and the par value thereof, shall not be changed or affected under or by reason of said amendment.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing with the Secretary of State of the State of Delaware.

1 Number equal to either of or between two (2) and fifteen (15) as determined by the Board of Directors.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized representative on this [__] day of [_________], [____].

NOVAN, INC.

By:
Name:
Title:

NOVAN, INC.
4105 HOPSON ROAD
MORRISVILLE, NC 27560

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NOVN2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D17141-P41772 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NOVAN, INC.

The Board of Directors recommends you vote FOR the following:	**For All**	**Withhold All**	**For All Except**	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Class I Directors	☐	☐	☐	______________________

Nominees:

01) John Palmour, Ph.D.
02) Paula Brown Stafford

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D17142-P41772

NOVAN, INC.
Annual Meeting of Stockholders
July 28, 2020 9:30 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Paula Brown Stafford and John M. Gay, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NOVAN, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, EDT on July 28, 2020, via live webcast at www.virtualshareholdermeeting.com/NOVN2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Continued and to be signed on reverse side